UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Y-MABS THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Y-MABS THERAPEUTICS, INC.
230 PARK AVENUE, SUITE 3350
NEW YORK, NY 10169
(646) 885-8505
April 28, 2023
Dear Stockholder:
I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Y-mAbs Therapeutics, Inc., (the “Company”), which will be held on Thursday, June 8, 2023 at 10:00 a.m., Eastern Time. The Annual Meeting will be conducted entirely online through a virtual meeting only format via live audio webcast. You will not be able to attend the Annual Meeting in person.
The accompanying notice provides you with information regarding access to the proxy materials, admission to the Annual Meeting, how to vote and details of the business to be conducted at the meeting.
At the Annual Meeting, stockholders will consider and vote on the following matters: (1) the election of three (3) Class II directors, James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill each to hold office until the 2026 annual meeting of stockholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in these proxy materials; and (4) the transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. These items of business are more fully described in the proxy statement accompanying this notice.
Stockholders of record at the close of business on April 13, 2023 will be entitled to notice of, and to vote, at the Annual Meeting or any adjournment or postponement thereof. We encourage all stockholders to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you can ensure that your shares are represented at the meeting by promptly voting and submitting your proxy or voting instruction card by Internet or, if you have requested to receive a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card in the enclosed envelope. You may also vote your shares electronically during the virtual meeting.
Your vote is important. We hope you will vote as soon as possible. You may vote through any of the means described in the accompanying proxy statement. Please carefully review the instructions on each of your voting options described in this proxy statement, the notice and, if applicable, the voting instructions.
Thank you for your ongoing support and continued interest in the Company. We look forward to receiving your vote in respect of the business to be conducted at the Annual Meeting.
Sincerely,

Thomas Gad Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy

Y-MABS THERAPEUTICS, INC.
230 Park Avenue, Suite 3350
New York, New York 10169
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholder:
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Y-mAbs Therapeutics, Inc., will be held on Thursday, June 8, 2023 at 10:00 a.m., Eastern Time, virtually at the following website: https://web.lumiagm.com/257688918 (password: ymabs2023), and can be accessed by entering the 11-digit control number included on the proxy card. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts. The following items of business will be brought before the stockholders at the Annual Meeting:
1.
To elect three (3) Class II directors, James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill each to hold office until the 2026 annual meeting of stockholders or until his or her earlier death, resignation or removal.

2.
To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.
To approve a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in these proxy materials.

4.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We have fully set forth the proposals in the Proxy Statement, which you are urged to read thoroughly. Our Board of Directors recommends a vote FOR: (1) the nominees to the Board of Directors listed on the proxy card (“Proposal No. 1”); (2) the ratification of the appointment of the Company’s independent Registered Public Accounting Firm for 2023 (“Proposal No. 2”); and (3) approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers, frequently referred to as a “say-on-pay” vote, (“Proposal No. 3”).
The Annual Meeting is being held entirely online. You will not be able to attend the Annual Meeting in person.
Our board of directors has fixed the close of business on April 13, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
We have elected to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you. On or about April 28, 2023, we expect to mail to our stockholders of record a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement (the “Proxy Statement”) and our annual report to our stockholders (the “Annual Report”). The notice will provide instructions on how to vote by mail, online or by telephone and how to receive a paper copy of proxy materials by mail.
YOUR VOTE IS IMPORTANT. Whether or not you expect to attend our virtual Annual Meeting, please vote as soon as possible. If you received the Notice of Internet Availability of Proxy Materials, a proxy card was not sent to you and you may vote only via the Internet unless you attend the annual meeting virtually, in which case you will be able to vote via live webcast at https://web.lumiagm.com/257688918 (password: ymabs2023), or request that a proxy card and proxy materials be mailed to you. If you have requested that a proxy card and proxy materials be mailed to you, and you have received those materials, then you may vote via the internet, by telephone or by mailing a completed proxy card. For specific voting instructions, please refer to the information provided in the Proxy Statement and in the Notice of Internet Availability of Proxy Materials.
To vote shares, submit questions, or access the virtual meeting, stockholders will need to enter the 11-digit control number appearing on the Notice of Internet Availability, voting instruction form, or paper proxy card. Guests without a control number may also attend the meeting, but will not be permitted to vote or submit questions.
We urge stockholders to vote and submit proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Stockholders who have sent in proxies or voted via telephone or internet do not need to take any further action. Any stockholder who has not yet voted on the day of the Annual Meeting may do so by clicking on the voting button on the virtual Annual Meeting website and following the applicable voting instructions. You may revoke your proxy in the manner described in the 2022 Proxy Statement. If your shares are registered in the name of your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are voted during the Annual Meeting by promptly signing and returning a proxy card or by using our Internet or telephonic voting system. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other agent and you wish to vote at the Annual Meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank, or other agent for information about specific requirements if you would like to vote your shares at the meeting.
A copy of our Annual Report will be furnished without charge to any stockholder upon written or oral request to Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, Attention: Investor Relations. This proxy statement and our Annual Report on Form 10-K for the fiscal year December 31, 2022 as filed with the SEC, with exhibits, are also available on the SEC’s website at www.sec.gov.
We have fully set forth the proposals in the accompanying proxy statement, which you are urged to read thoroughly. For the reasons set forth in the proxy statement, our Board of Directors recommends a vote FOR: (1) the nominees to the Board listed on the proxy card (Proposal No.1); (2) the ratification of the appointment of the Company’s independent Registered Public Accounting Firm for 2023 (Proposal No. 2); and (3) approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers, frequently referred to as a “say-on-pay” vote (Proposal No. 3).
By order of the Board of Directors,

Thomas Gad Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 8, 2023 at 10:00 a.m. Eastern Time
The Notice of Annual Meeting, this Proxy Statement, the Annual Report and the form of proxy are available at www.astproxy.com/ast/22412.

Y-MABS THERAPEUTICS, INC.
230 PARK AVENUE, SUITE 3350
NEW YORK, NY 10169
(646)885-8505

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2023

We are furnishing this proxy statement (the “Proxy Statement”) in connection with the solicitation by our Board of Directors of proxies to be used at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 8, 2023, at 10:00 a.m. Eastern Time, virtually via live webcast at https://web.lumiagm.com/257688918 (password: ymabs2023), and which can be accessed by entering the 11-digit control number included on the proxy card, and at any meeting following adjournment thereof. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts. The Annual Meeting is being held entirely online.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.
We intend to mail the Notice of Annual Meeting on or about April 28, 2023 to all stockholders of record entitled to vote at the Annual Meeting.
A copy of our annual report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), the Notice of Annual Meeting, this Proxy Statement and the form of proxy (collectively with the Annual Report, the “Proxy Materials”) will be furnished without charge to any stockholder upon written request to Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, Attention: Investor Relations or to info@ymabs.com.
This Proxy Statement and our Annual Report, with exhibits, are also available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to
be Held on June 8, 2023 at 10:00 a.m. Eastern Time
The Notice of Annual Meeting, this Proxy Statement, the Annual Report and the form of proxy are available at www.astproxyportal.com/AST/22412.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this Proxy Statement. Please read the entire Proxy Statement carefully before voting your shares.
How do I attend the virtual Annual Meeting?
You may attend and participate in the Annual Meeting virtually online at: https://web.lumiagm.com/257688918 (password: ymabs2023). You will not be able to attend the Annual Meeting in person.
If you are a stockholder of record on April 13, 2023, to attend and participate in the virtual Annual Meeting, you will need the 11-digit control number included in your proxy card or on the instructions that accompanied the Proxy Materials. If you lose your 11-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions.
If you are a beneficial owner and hold your shares in “street name” on April 13, 2023, you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these Proxy Materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee, you must then register to attend the Annual Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, June 2, 2023.
The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Eastern Time, and you should allow time for the check-in procedures.
How do I ask questions at the virtual Annual Meeting?
We will hold a live question and answer session in connection with the annual meeting. Stockholders may submit questions via our virtual stockholder meeting website at https://web.lumiagm.com/257688918 (password: ymabs2023). We intend to answer properly submitted questions that are pertinent to the Company and the meeting matters, as time permits. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Notice and Access Rules adopted by the SEC allow companies to choose the method for delivering proxy materials to stockholders. We have elected this year to use the Notice and Access Rules and, therefore, to mail the one-page Notice of Internet Availability regarding the availability of proxy materials on the Internet instead of sending a full set of proxy materials in the mail to our stockholders of record. This Notice of Internet Availability of Proxy Materials will be mailed to our stockholders of record on or about April 28, 2023, and our proxy materials will be posted on both our corporate website at https://ir.ymabs.com/financial-information/annual-reports, the website referenced in the Notice of Internet Availability of Proxy Materials as well at www.astproxyportal.com/AST/22412 on the same day. Utilizing this method of delivery expedites receipt of proxy materials by our stockholders and lowers the cost of the Annual Meeting. If you are a stockholder and would like to receive a paper or email copy of the Proxy Materials, you should follow the instructions in the Notice of Internet Availability of Proxy Materials.
Why am I receiving these materials?
Our Board of Directors is providing the Proxy Materials to you in connection with our Board of Directors’ solicitation of proxies for use at the Annual Meeting, which will take place on June 8, 2023. Stockholders of record are invited to attend the Annual Meeting virtually and are requested to vote on the proposals described in this Proxy Statement.
What proposals will be voted on at the Annual Meeting?
Three (3) proposals are scheduled to be voted on at the Annual Meeting:
•
the election of three (3) Class II directors, James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill each nominated by our Board of Directors to hold office until the 2026 annual meeting of stockholders or until his or her earlier death, resignation or removal

•
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

•
approval of a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Materials.

At the time this Proxy Statement was made available, our management and Board of Directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.
How does our Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote:
•
FOR the election of the three (3) directors nominated by our Board of Directors and named in this proxy statement, as Class II directors, each to hold office until the 2026 annual meeting of stockholders or until his or her earlier death, resignation or removal;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

•
FOR the approval, on a non-binding advisory basis, of the Company’s executive compensation as disclosed in these Proxy Materials.

When is the record date for the Annual Meeting?
The time and record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 13, 2023 (the “Record Date”).
Who is entitled to vote at the Annual Meeting?
Holders of record of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one (1) vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 43,677,419 shares of our common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name or (2) held for you as the beneficial owner through a stockbroker, bank or other nominee if you follow the instructions set forth under “How do I vote in advance of the Annual Meeting and what are the voting deadlines?” and “How do I vote during the virtual Annual Meeting?”.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record: Shares Registered in Your Name.   If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC (“AST”), our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote virtually at the Annual Meeting.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If, at the close of business on the Record Date, your shares were not held in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters, but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.
How do I vote in advance of the Annual Meeting and what are the voting deadlines?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record, you can vote in one of the following ways:
You may vote via the Internet.   A registered holder through AST (if you choose to use internet voting through AST) can vote through the Internet by going to www.voteproxy.com. You will be asked to complete an electronic proxy card and to provide the control number from the proxy card you received in the mail. Your vote must be received by 11:59 p.m. Eastern Time on June 7, 2023 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.
You may vote by telephone.   To vote by telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States and Canada, or 1-718- 921-8500 from countries outside the United States and Canada and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 7, 2023 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
You may vote by mail.   If you requested printed copies of the proxy materials by mail, you may vote by mail by using the proxy card you received by mail. You will need to complete, date and sign the proxy card and return it promptly by mail in the envelope to be provided so that it is received no later than 11:59 p.m. Eastern Time on June 7, 2023. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our Board of Directors.
Beneficial Owner: Shares Held in “Street Name.”   If on April 13, 2023, you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a Notice containing voting instructions from that organization rather than from Y-mAbs Therapeutics, Inc. To vote prior to the Annual Meeting, simply follow the voting instructions in the Notice to ensure that your vote is counted.
How do I vote during the virtual Annual Meeting?
If you are a stockholder of record on the Record Date, you may attend the Annual Meeting and vote your shares at https://web.lumiagm.com/257688918 (password: ymabs2023) during the meeting. You will need the 11-digit control number found on your proxy card and the meeting password: ymabs2023 (case sensitive). Follow the instructions provided on the website to vote.
If you are a beneficial owner and hold your shares in “street name” on the Record Date, you must first obtain a valid legal proxy from your bank, broker, or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker, or other nominee included with these proxy materials, or contact your bank, broker, or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker, or other nominee, you must then register to attend the Annual Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to AST. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, June 2, 2023.
Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Can I change my vote or revoke my proxy?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record, you may revoke your proxy or change your proxy instructions by:
•
entering a new vote by Internet or telephone by 11:59 p.m. Eastern Time on June 7, 2023;

•
signing and returning a new proxy card with a later date that is received by 11:59 p.m. Eastern Time on June 7, 2023;

•
delivering a written revocation to our Secretary at Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169, by 11:59 p.m. Eastern Time on June 7, 2023; or

•
voting electronically at the virtual Annual Meeting (your attendance at the Annual Meeting will not, in and of itself, revoke your prior proxy).

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxy holders by our Board of Directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If you are a stockholder of record as of the Record Date and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, then your shares will be voted at the Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the Annual Meeting. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?
Stockholder of Record: Shares Registered in Your Name.   If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•
FOR the election of the three (3) directors nominated by our Board of Directors and named in this proxy statement as Class II directors, each to hold office until the 2026 annual meeting of stockholders or until his or her earlier death, resignation or removal (“Proposal No. 1”);

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 (“Proposal No. 2”);

•
FOR the approval of, on a non-binding advisory basis, the Company’s executive compensation as disclosed in these Proxy Materials (“Proposal No. 3”); and

•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.   If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) and Proposal No. 3 (Say-on-Pay) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposals No. 1 or 3 which would result in a “broker non-vote,” but such broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to Proposal 1, votes “For,” “Withhold” and broker non-votes; with respect to Proposal 2, votes “For,” “Against” and abstentions; and with respect to Proposal 3, votes “For,” “Against,” abstentions and broker non-votes.
What are the effects of abstentions and broker non-votes?
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposals No. 2, and No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.
What is a quorum?
A quorum is the minimum number of shares required to be present virtually at the Annual Meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person virtually or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 43,677,419 shares of common stock outstanding, which means that 21,838,710 shares of common stock must be represented in person virtually or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares virtually present at the Annual Meeting may adjourn the meeting to a later date.
How many votes are needed for approval of each proposal?
•
Proposal No. 1:   The election of Class II directors requires a plurality vote of the shares of our common stock present in person virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the three (3) nominees that receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of a withheld vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of such proposal.

•
Proposal No. 2:   The ratification of the appointment of PricewaterhouseCoopers LLP requires an affirmative vote of a majority of the shares of our common stock present in person virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST such proposal.

•
Proposal No. 3:   The approval, on a non-binding, advisory basis, of the Company’s executive compensation as disclosed in these proxy materials requires an affirmative vote of a majority of the shares of our common stock present in person virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST such proposal. This vote is advisory and not binding on the Company, the Board or the Compensation Committee of the Board (the “Compensation Committee”) in any way. To the extent there is any significant vote against the executive compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate what actions, if any, may be appropriate to address stockholder concerns.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
Our Board of Directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We have engaged D.F. King, at an anticipated cost of approximately $11,500, for proxy solicitation services related to the Annual Meeting.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
What if multiple stockholders share the same address?
To reduce expense we have adopted an SEC-approved procedure called “householding.” Under this procedure, we are delivering a single copy of the Notice of Internet Availability and, if applicable, the Proxy Materials to certain stockholders who share a single address, unless otherwise requested by one of the stockholders. A separate proxy card is included in the voting materials for each of these stockholders. To receive a separate copy of the Notice of Internet Availability and, if applicable, the Proxy Materials you may contact us as follows: Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505. You may also contact us by calling or writing if you would like to receive separate materials for future annual meetings.
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding, and stockholders of record may contact us at the above address and telephone number.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four (4) business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an amendment to the Current Report on Form 8-K to publish the final results.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals to be Included in Proxy Statement
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 2, 2024 unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2023 Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. Any stockholder who intends to present a proposal at our 2024 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Stockholder proposals should be addressed to: Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169.
Stockholder Proposals Not Included in Proxy Statement
Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws also provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws.

Under our amended and restated bylaws, to be timely for our 2024 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•
not earlier than February 9, 2024; and

•
not later than March 10, 2024.

In the event that we hold our 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two (2) dates:
•
the 90th day prior to such annual meeting; or

•
the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see Board of Directors, Nominees and Corporate Governance — Information Regarding Committees of the Board of Directors — Stockholder Nominations.”
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. The stockholder must also give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals Not Included in Proxy Statement” for stockholder proposals that are not intended to be included in a proxy statement. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our 2024 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS, NOMINEES AND CORPORATE GOVERNANCE
Election of Directors
Our business affairs are managed under the direction of our Board of Directors, which is divided into three (3) classes with staggered three (3) year terms. As of the date of this Proxy Statement, there are currently three (3) Class II directors (James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill) whose terms expire at the Annual Meeting; two (2) Class III directors (Thomas Gad and Johan Wedell-Wedellsborg) whose terms expire at the 2024 annual meeting of stockholders; and two (2) Class I directors (Dr. Gérard Ber and David N. Gill) whose terms expire at the 2025 annual meeting of stockholders (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).
Dr. Healy, who stands for re-election as a Class II director at the Annual Meeting, is Chairman of our Board of Directors and a member of our Audit Committee. If elected at the Annual Meeting, he will continue to serve as a member of our Board of Directors until his term expires at the 2026 annual meeting of stockholders, subject to the election and qualification of his successor or to his earlier death, resignation or removal.
Dr. Tyagi, who stands for re-election as a Class II director at the Annual Meeting, is a member of our Board of Directors and Chairman of our Nominating and Corporate Governance Committee. If elected at the Annual Meeting, he will continue to serve as a member of our Board of Directors until his term expires at the 2026 annual meeting of stockholders, subject to the election and qualification of his successor or to his earlier death, resignation or removal.
Ms. Hamill, who stands for re-election as a Class II director at the Annual Meeting, is a member of our Board of Directors and Chairperson of our Compensation Committee and a member of our Nominating and Corporate Governance Committee. If elected at the Annual Meeting, she will continue to serve as a member of our Board of Directors until her term expires at the 2026 annual meeting of stockholders, subject to the election and qualification of her successor or to her earlier death, resignation or removal.
Following the Annual Meeting, assuming the election of Dr. Healy, Dr. Tyagi and Ms. Hamill, six (6) of our seven (7) directors, Dr. Ber, Mr. Gill, Dr. Healy, Dr. Tyagi, Mr. Wedell-Wedellsborg and Ms. Hamill, have been determined by our Board of Directors to be independent within the meaning of the independent director requirements of Nasdaq Listing Rules and SEC Rules.
Set forth below are the names, ages and positions of the members of our Board of Directors and nominees, and the committees of the Board on which they will serve following the Annual Meeting, including the three (3) nominees for election as Class II directors, Dr. Healy, Dr. Tyagi and Ms. Hamill. The information presented includes each director’s and nominee’s principal occupation and business experience for the past five (5) years, and the names of other public companies of which he/she has served as a director during the past five (5) years. The information presented below regarding the specific experience, qualifications, attributes and skills of each director and nominee led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that each such individual should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in “Corporate Governance Matters — Director Nomination Process” that the Nominating and Corporate Governance Committee expects of each director. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Name	Age(1)	Term Expires	Position
Class I Directors
Gérard Ber, Ph.D.	65	2025	Director
David N. Gill	68	2025	Director
Class II Directors and Nominees
James I. Healy, M.D.	58	2023	Director, Chairman of the Board
Ashutosh Tyagi, M.D.	46	2023	Director
Laura J. Hamill	58	2023	Director
Class III Directors
Thomas Gad	53	2024	Founder, President, Interim Chief Executive Officer, Head of Business Development and Strategy and Director
Johan Wedell-Wedellsborg	53	2024	Director

(1)
As of April 28, 2023.

Class II Directors and Director Nominees
James I. Healy, M.D., Ph.D., Chairman of the Board of Directors
Dr. Healy has served as a member of our Board of Directors since November 2017 and was appointed Chairman of the Board of Directors on April 22, 2022. Dr. Healy has been a General Partner of Sofinnova Investments (formerly Sofinnova Ventures), a biotech investment firm, since June 2000. Prior to June 2000, Dr. Healy held various positions at Sanderling Ventures, Bayer Healthcare Pharmaceuticals (as successor to Miles Laboratories) and ISTA Pharmaceuticals, Inc. Dr. Healy is currently on the board of directors of the public companies Bolt Therapeutics, Inc., Karuna Therapeutics, Inc., and Natera, Inc. and on the board of directors of several private companies. Previously, he served as a board member of CinCor Pharma Inc., Ascendis Pharma A/S, Amarin Corporation, Auris Medical Holding AG, Coherus BioSciences, Inc., Edge Therapeutics, Inc., Hyperion Therapeutics, Inc., InterMune, Inc., Iterum Therapeutics plc, Anthera Pharmaceuticals, Inc., Durata Therapeutics, Inc., CoTherix, Inc., Movetis NV, NuCana plc, ObsEva SA and several private companies. Dr. Healy was previously a Director on the Board of the National Venture Capital Association (NVCA) and the Board of the Biotechnology Industry Organization (BIO). Dr. Healy holds an M.D. and a Ph.D. in Immunology from Stanford University School of Medicine and holds a B.A. in Molecular Biology and a B.A. in Scandinavian Studies from the University of California, Berkeley. Dr. Healy currently serves as a member of our Audit Committee and, if elected as a Class II director at the Annual Meeting, he will continue to serve as a member of our Board of Directors until his term expires at the 2026 annual meeting of stockholders, subject to the election and qualification of his successors or to his earlier death, resignation or removal.
Ashutosh Tyagi, M.D., Director
Dr. Tyagi has been a member of our Board of Directors since November 2017, representing until the end of 2018 Scopia Capital Management LP, or Scopia Capital, an institutional alternative asset management firm. Dr. Tyagi was with Scopia Capital from 2010 to 2018 (as a partner from 2012 to 2018). At Scopia Capital, Dr. Tyagi managed global health care investments and was a Co-Portfolio Manager of Scopia Capital’s health care funds. Prior to joining Scopia, he worked at Lombard Odier, Morgan Stanley, and Citigroup. Dr. Tyagi received a B.A. in Asian Studies from the University of Michigan, an MBA from the University of Michigan Business School and an M.D. from the University of Michigan School of Medicine. Dr. Tyagi currently serves as Chair of our Nominating and Corporate Governance Committee and, if elected as a Class II director at the Annual Meeting, he will continue to serve as a member of our Board of Directors until his term expires at the 2026 annual meeting of stockholders, subject to the election and qualification of his successors or to his earlier death, resignation or removal.

Laura Jean Hamill, Director
Ms. Hamill has been a member of our Board of Directors since June 2020. Ms. Hamill has extensive experience in the biopharmaceutical industry, with over 30 years of global commercial experience in a variety of executive leadership positions. Since mid-2019. Ms. Hamill has served as the founder and a consultant at Hamill Advisory Group, LLC. From September 2018 to July 2019, Ms. Hamill served as Executive Vice President, Worldwide Commercial Operations, for Gilead Sciences, Inc., where she was accountable for 2,200 employees, $22 billion in annual revenue and led the commercial strategy and long-term planning. As a member of the executive team she contributed to the corporate strategy and governance. Ms. Hamill also held a number of U.S. and international executive roles at Amgen, Inc., over an 18-year career, from July 2000 to August 2018, with her last role being Senior Vice President US Commercial Operations, managing 2,000 employees across all Amgen’s therapeutic areas with annual revenue of $20 billion. Ms. Hamill’s areas of therapeutic expertise include inflammation, oncology, gene therapy, nephrology, osteoporosis, cardiovascular disease, migraine, HIV, hepatology, gastrointestinal and anti-infectives. Ms. Hamill currently serves on the board of directors of the public companies Pardes Biosciences, Inc. and BB Biotech AG, (a Swiss public listed company). Ms. Hamill also is a board member for two private companies, Unchained Labs and Scilex Pharmaceuticals. Ms. Hamill previously served on the board of Acceleron Pharma Inc. and the public company AnaptysBio, Inc. Ms. Hamill holds a B.A. in business administration from the University of Arizona. Ms. Hamill currently serves as Chair of our Compensation Committee and a member of our Nominating and Corporate Governance Committee and, if elected as a Class II director at the Annual Meeting, she will continue to serve as a member of our Board of Directors until her term expires at the 2026 annual meeting of stockholders, subject to the election and qualification of her successor or to her earlier death, resignation or removal.
Class III Directors
Thomas Gad, Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy, Director
Mr. Gad founded our Company in April 2015 and served as the Chairman of our Board until April 22, 2022. Mr. Gad has served as our President and Head of Business Development and Strategy since April 2015 and as our Interim Chief Executive Officer since April 22, 2022. Mr. Gad has been a member of our Board of Directors since our inception. Mr. Gad founded our Company inspired by his daughter, who went through six years of various cancer treatments before receiving breakthrough cancer immunotherapy at Memorial Sloan Kettering Cancer Center (“MSK”) for high-risk neuroblastoma. He was also responsible for securing executive management and seed capital for our Company. Mr. Gad has more than 12 years of industry experience in the pharmaceutical industry, including business development, senior management, financing and licensing negotiations and manufacturing site qualification. He was the co-founder of Singad Pharma, a Danish specialty pharmaceutical and distribution company, from 2003 to 2013. Prior to that, Mr. Gad worked with Aspen Capital Partners/FFC A/S in investment banking from 1998 to 2003 and has extensive experience in raising capital for publicly listed companies. Mr. Gad has a B.S. in Business Administration from Pepperdine University.
Johan Wedell-Wedellsborg, Director
Mr. Wedell-Wedellsborg has been a member of our Board of Directors since September 2015. Mr. Wedell-Wedellsborg has been the owner and Chairman of the board of Weco A/S (“Weco”) since May 2001. Weco is involved in shipping, investments in biotechnology companies, real estate investments and the financial services industry. Mr. Wedell-Wedellsborg is the majority owner of WG Biotech ApS, one of our principal stockholders. Mr. Wedell-Wedellsborg currently serves as a member of our Audit Committee.
Class I Directors
Dr. Gérard Ber, Director
Dr. Ber has been a member of our Board of Directors since December 2018. Dr. Ber has more than 30 years of experience in Molecular Nuclear Medicine (“MNM”) including development, production and commercialization of diagnostics and therapeutic products for several indications in oncology, cardiology, neurology and infectious/inflammatory diseases. In 2002, Dr. Ber co-founded Advanced Accelerator Applications S.A., and was its Chief Operating Officer from 2002 to 2018, when it was sold to Novartis AG. Dr. Ber grew Advanced Accelerator Applications S.A. from a start-up to a global leader in MNM and was member of its board of directors from 2002 to 2015, when Advanced Accelerator Applications S.A. listed on The Nasdaq Global Select Market. Dr. Ber currently serves on the board of Lantheus Holdings, Inc., which is the parent company of Lantheus Medical Imaging, Inc., a public company focused on diagnostic imaging, and on Evergreen Theragnostic, a private company that focuses on radiopharmaceuticals. From 2019 until June 2020, Dr. Ber served on the board of Progenics Pharmaceuticals, Inc., a public company. He received his Ph.D. in Pharmacy from the Scientific and Medical University of Grenoble. Dr. Ber currently serves as a member of our Compensation Committee.
David N. Gill, Director
Mr. Gill has been a member of our Board of Directors since December 2017. Mr. Gill has more than 30 years of experience in medical device and life sciences industries. Mr. Gill also currently serves on the board of directors of Evolus, Inc., a public company that is focused on aesthetics products, as well as several private companies. He has also previously served on the boards of the following public companies: Strongbridge Biopharma plc from September 2019 to October 2021, Melinta Therapeutics, Inc. from April 2012 to April 2020, Histogenics Corporation from January 2015 to July 2019, and Strata Skin Sciences from May 2018 to May 2020. Mr. Gill served as Chief Financial Officer of Perspectum Ltd., a UK-based diagnostic tools company from February 2021 to October 2021. Earlier in his career, Mr. Gill served in a variety of senior executive leadership roles for several medical device companies, including TransEnterix, NxStage Medical, CTI Molecular Imaging, Inc., Novoste Corporation and Dornier Medical. Mr. Gill holds a B.S. degree, cum laude, in accounting from Wake Forest University and an M.B.A., with honors, from Emory University, and was formerly a certified public accountant. Mr. Gill currently serves as Chair of our Audit Committee, as a member of our Compensation Committee and as a member of our Nominating and Corporate Governance Committee.
Corporate Governance Matters
General
Our Board of Directors has the responsibility for establishing broad corporate policies and for overseeing our overall performance. Members of our Board of Directors are kept informed of our business activities through discussions with our Interim Chief Executive Officer and President, our Chief Financial Officer and other officers, by reviewing analyses and reports sent to them, and by participating in Board of Directors and committee meetings. Mr. Gad currently serves as our Interim Chief Executive Officer, and we have not designated a lead independent director. Dr. Healy was appointed as the Chairman of our Board of Directors on April 22, 2022, and he currently acts in that capacity. We believe that having the offices of Chairman of our Board of Directors and Chief Executive Officer held by two (2) different people is appropriate for a company of our size and stage of development in order to maximize efficiencies of our limited available personnel resources. In accordance with our amended and restated bylaws, our Board of Directors is divided into three (3) classes with staggered three-year terms. Our Board of Directors presently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. As noted above, Mr. Gill is Chair of our Audit Committee, Ms. Hamill is Chair of our Compensation Committee and Dr. Tyagi is Chair of our Nominating and Corporate Governance Committee.
Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board of Directors has implemented these governance practices and policies through these separate committees for the areas of audit, compensation and nomination of directors, annual review of our directors, maintenance of a majority of independent directors, and written expectations of management and directors, among other best practices.
Board Determination of Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one (1) year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, a company’s board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors and our Nominating and Corporate Governance Committee have undertaken a review of the composition of our Board of Directors and its committees and the independence of each director including the three director nominees. Based upon information requested from and provided by each director including the three director nominees concerning his or her background, employment and affiliations, including family relationships, our Board of Directors and our Nominating and Corporate Governance Committee have determined that, each of our directors, other than Mr. Gad, is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Gad is not an independent director under Rule 5605(a)(2) because he is our President and interim Chief Executive Officer. Our Board of Directors also determined that each of Mr. Gill, Dr. Healy and Mr. Wedell-Wedellsborg, all of whom served during 2022 and currently serve on our Audit Committee, satisfies the independence standards for the Audit Committee established by the SEC and the Nasdaq Listing Rules, including the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our Board of Directors further determined that each of Dr. Ber, Mr. Gill, and Ms. Hamill, all of whom served during 2022 and currently serve on our Compensation Committee, are independent within the meaning of Rule 10C-1 under the Exchange Act. Our Board of Directors also determined that Dr. Healy, who served on our Compensation Committee until April 26, 2022, is independent within the meaning of Rule 10C-1 under the Exchange Act. Finally, our Board of Directors determined that each of Mr. Gill, Ms. Hamill and Dr. Tyagi, all of whom served during 2022 and currently serve on our Nominating and Corporate Governance Committee, meet the independence requirements of the Nasdaq Listing Rules with regard to the independence of the members of nominating and corporate governance committees. In making such determinations, our Board of Directors considered the relationships that each such non-employee director and nominee has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and nominee.
Board Diversity
We value diverse perspectives and believe different points of view brought through diverse representation lead to better business performance, decision making and understanding. In addition to industry expertise and professional experience, our Board of Directors values representation that reflects diversity in other important categories including gender, race/ethnicity and sexual orientation.

The Company’s Board Diversity Matrix identifies each director’s self-identified diversity characteristics, as follows:
Board Diversity Matrix (As of April 28, 2023)
Total Number of Directors	7
Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	1	6	—	—
Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Corporate Governance
A key component of our success is a strong foundation of corporate governance practices and policies that promote transparency, accountability and engagement exemplified by our Board of Directors. We maintain our Corporate Governance Guidelines to provide direction to our Board of Directors and senior management on topics such as board member qualifications, the evaluation process for our Chief Executive Officer and board members and reporting conflicts of interest. In addition to the guidelines and governance practices that are described throughout this Proxy Statement, each committee of the Board of Directors has a charter. All of these documents are available on our website at www.ymabs.com.
Diversity, Equity and Inclusion.
We seek to recruit and maintain a diverse and inclusive workforce that reflects the communities that we serve. Our recruitment process works to locate candidates, from diverse backgrounds, for all open positions. We are committed to having a diverse talent pipeline.
Commitment to Values and Ethics.
We discuss and act in accordance with our Code of Conduct, which outlines our expectations and provides guidance for all employees. Our Code of Conduct and other corporate policies include topics such as anti-corruption, discrimination, harassment, privacy, appropriate use of Company assets, protecting confidential information, and reporting violations. Our Code of Conduct and other corporate policies reinforce the importance of fostering an open, welcoming environment in which all employees have a voice and a confidential outlet to raise concerns regarding potential fraud or violations of our Code of Conduct and other corporate policies.
In addition, we maintain standards for all employees which include reasonable work hours and time off, equal opportunity employment, and a professional work environment that does not tolerate any form of harassment or discrimination. We and our employees strive to achieve and maintain a positive work environment. We believe the emphasis we place on selecting and training supervisors positively impacts their ability to lead people. Our leadership principles of communications, collaboration and career development are designed to improve the employee experience and strengthen working relationships.

Employee Health & Safety.
We continued to manage the ongoing COVID-19 pandemic in 2022 by building upon our experiences from 2020 and 2021 and with an emphasis on flexibility and timely communication. Our goal has been and continues to be to keep our employees safe through ability to work from home and regular communication with our employees.
Board of Director Meetings and Attendance
Our Board of Directors held seven (7) meetings and acted by written consent six (6) times, during the year ended December 31, 2022 (“fiscal year 2022”). During fiscal year 2022, each of the directors then in office attended at least 75% of the aggregate of the number of Board of Director meetings and the number of meetings held by all committees of the Board of Directors on which such director then served. Members of our Board of Directors are invited to attend each annual meeting of stockholders and four (4) of our directors attended our prior annual meeting. In fiscal 2022, our independent directors met three (3) times in regularly scheduled executive sessions at which only independent directors were present.
Communicating with the Independent Directors
Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of our Board of Directors (if an independent director), or the lead independent director (if one is appointed), or otherwise the Chair of the Nominating and Corporate Governance Committee, subject to advice and assistance from our Chief Financial Officer, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of our Board of Directors, Chair of our Audit Committee, Chair of our Compensation Committee or Chair of our Nominating and Corporate Governance Committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169.
Information Regarding Committees of the Board of Directors
We have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our Board of Directors. A copy of each committee’s charter can be found under the “Investor Relations —  Corporate Governance — Governance Overview” section of our website, which is located at www.ymabs.com.

The following table provides membership and meeting information for fiscal year 2022 for each of the committees of the Board of Directors:
Name	Audit	Compensation	Nominating and Corporate Governance
Dr. Gérard Ber		X
David N. Gill	X(1)	X	X
Dr. James I. Healy	X	X(1)(2)
Dr. Ashutosh Tyagi			X(1)
Johan Wedell-Wedellsborg	X
Laura J. Hamill		X(1)(2)	X
Total meetings in fiscal 2022	4	3	1

(1)
Indicates Committee Chair during fiscal 2022.

(2)
Ms. Hamill replaced Dr. Healey as member and chair of the Compensation Committee on April 26, 2022.

Below is a description of each committee of the Board of Directors.
Audit Committee
Our Audit Committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

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overseeing our risk assessment and risk management policies;

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establishing procedures for the receipt, retention and treatment of accounting related complaints and concerns;

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meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

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reviewing and approving or ratifying any related person transactions; and

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preparing the Audit Committee report required by SEC rules.

The current members of our Audit Committee are Mr. Gill, Dr. Healy and Mr. Wedell-Wedellsborg. Mr. Gill is Chair of our Audit Committee. Our Board of Directors has determined that Mr. Gill qualifies as an “Audit Committee financial expert” within the meaning of applicable SEC rules. Our Audit Committee held four (4) meetings during fiscal year 2022.
Compensation Committee
Our Compensation Committee’s responsibilities include:
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reviewing and approving the compensation of our chief executive officer and other executive officers;

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reviewing and approving the compensation of our executive officers’ direct reports;

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overseeing and administering our cash and equity incentive plans;

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reviewing and making recommendations to our Board of Directors with respect to director compensation;

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reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent such disclosure is then required by SEC rules; and

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preparing the Compensation Committee report if and to the extent then required by SEC rules.

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Executive Compensation — Role of our Compensation Committee, Management, and Compensation Consultant in Executive Compensation.”
The current members of our Compensation Committee are Dr. Ber, Mr. Gill and Ms. Hamill. Ms. Hamill is Chair of our Compensation Committee. Our Compensation Committee held 3 (three) meetings and acted by written consent four (4) times during fiscal year 2022.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
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recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

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reviewing and making recommendations to our Board of Directors with respect to our board leadership structure and board committee structure;

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reviewing and making recommendations to our Board of Directors with respect to management succession planning;

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developing and recommending to our board corporate governance principles; and

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overseeing an annual evaluation of our board.

The current members of our Nominating and Corporate Governance Committee are Mr. Gill, Dr. Tyagi and Ms. Hamill. Dr. Tyagi is the current Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one (1) meeting during fiscal year 2022.
Process and Criteria for Director Nominations
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and our Board of Directors.
In considering whether to recommend to our Board of Directors any particular candidate for inclusion in our Board of Directors’ slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee of our Board of Directors applies the criteria set forth in our Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, the ability to act in the interests of all stockholders and lack of conflicts of interest. Pursuant to our Corporate Governance Guidelines, it is the general policy of the Board of Directors to seek to have on the Board of Directors at least two members who are “Diverse” as defined by Nasdaq Stock Market Rule 5605(f).
The biographies for the director nominees set forth in this proxy statement under the heading “Board of Directors, Nominees and Corporate Governance — Election of Directors,” indicate each nominee’s experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that she or he should be elected to serve as a director. Our Nominating and Corporate Governance Committee and our Board of Directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board of Directors as a whole.

In addition to our Board of Directors’ policy to seek to have on the Board of Directors at least two members who are “Diverse” as defined by Nasdaq Stock Market Rule 5605(f), our Nominating and Corporate Governance Committee believes that our Board of Directors, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the Nominating and Corporate Governance Committee also takes into consideration the diversity of members of our Board of Directors, including members and candidates who self-identify their gender as female and candidates from underrepresented communities. The Nominating and Corporate Governance Committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Our Nominating and Corporate Governance Committee reviews information provided by our directors and potential candidates for membership on the Board, taking into consideration the diversity requirements set forth in Nasdaq Rule 5605(f).
Stockholder Nominations
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this proxy statement under the heading “Stockholder Proposals for our 2024 Annual Meeting”, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. In addition to satisfying the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our 2024 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Stockholders also have the right under our amended and restated by-laws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or our Board of Directors, by following the procedures set forth in this proxy statement under the heading “Stockholder Proposals for our 2024 Annual Meeting.”
Oversight of Risk
Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. The role of our Board of Directors and its committees is to oversee the risk management activities of management. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices. Our Nominating and Corporate Governance Committee oversees risk management activities relating to the composition of our Board of Directors and management succession planning. Each committee reports to the full Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board of Directors discuss particular risks. Our Board of Directors fulfills its duty to oversee the risk management activities of management by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks.
Family Relationships
There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

There are no arrangements or understandings between any two (2) or more of our directors or executive officers or between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.
No Pledging or Hedging
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading compliance policy expressly prohibits our directors, officers, employees, designated consultants and independent contractors from pledging our stock or otherwise engaging in transactions in publicly traded options such as puts and calls, and other derivative securities. The insider trading compliance policy also prohibits these individuals from engaging in transactions with respect to our securities that are inherently speculative or that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any of our securities.
Code of Conduct
Our Board of Directors has adopted a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Conduct has been distributed to all directors, officers, and employees. A copy of our Code of Conduct can be found under the “Investors —  Corporate Governance — Governance Overview” section of our website at www.ymabs.com. We intend to satisfy the disclosure requirements under Item 5.05 of the SEC Current Report on Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the website address and location specified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.
RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written related person transaction policy to set forth policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds the lesser of (i) $120,000, or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest (a “related party transaction”). Additionally, for the purposes of such related person transaction policy, our Board of Directors has determined that MSK shall be regarded as a related person irrespective of MSK’s beneficial ownership level.
Any proposed related party transaction must be reported to our chief financial officer. The policy calls for the proposed related person transaction to be reviewed and approved by our Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of our Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under this policy will be considered approved or ratified if it is authorized by our Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the policy provides that our Audit Committee will review and consider:
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the related person’s interest in the related person transaction;

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the approximate dollar value of the amount involved in the related person transaction;

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the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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whether the transaction was undertaken in the ordinary course of our business;

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whether the terms of the transaction are no less favorable to us than the terms that could have been reached with an unrelated third party;

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the purpose of, and the potential benefits to us of, the transaction; and

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any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our Audit Committee may approve or ratify the related person transaction only if our Audit Committee determines that, under all of the circumstances, the transaction is in our best interests. Our Audit Committee may impose any conditions on the related person transaction as it deems appropriate. The policy also provides that transactions involving compensation of executive officers will be reviewed and approved by our Compensation Committee in the manner specified in its charter.
Related Person Transactions
In addition to the compensation arrangements with directors and executive officers described elsewhere in this proxy statement, since January 1, 2021, we have engaged in, or currently propose to engage in, the following transactions in which the amount involved exceeds the lesser of (i) $120,000; or (ii) 1% of the average of our total assets year end for the last two completed fiscal years, and any of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, or any person who was in any of those categories at the time of such transaction, had or has a direct or indirect material interest. Additionally, for the purposes of related person transactions, it is our policy that MSK shall be regarded as a related person irrespective of MSK’s beneficial ownership level. We believe that all of these transactions were on terms comparable to terms that could have been obtained from unrelated third parties.
MSK Expenses
Under the 2015 MSK License Agreement (as amended), the 2020 SADA Technology License Agreement, our relationship with MSK as a user of DANYELZA and various other supporting agreements with MSK, we expensed costs in the total amount of $5,338,000 and $5,266,000 during fiscal years 2022 and 2021, respectively, for milestones, minimum royalties, and research and development costs.
In November 2021 we entered into two memoranda of understandings with MSK concerning our supply of oral ß-glucan to support the conduct of two investigator initiated studies (Study 05-075 and 21-206). Oral ß-glucan is required as an adjuvant for the development of our investigational bivalent GD2-GD3 Vaccine. We agreed to source at our costs from a third-party manufacturer up to three batches of 150 liters of Oral ß-glucan to be delivered to MSK. The total value of three batches of Oral ß-glucan was a total of approx. $550,000. This value represents the manufacturing and delivery costs that Y-mAbs pays to the third party manufacturer.
In October 2021, we agreed with MSK that MSK would perform certain services including lactonization, sterile fill, finish and release of our investigational bivalent GD2-GD3 Vaccine at a total price of approx. $132,000.

Dr. Møller’s Separation Agreement
Dr. Møller stepped down from his positions as our Chief Executive Officer and as a member of our Board of Directors, effective April 22, 2022. On September 22, 2022 (the “Effective Date”), we entered into a separation agreement and general release of claims with Dr. Møller (the “Separation Agreement”), which provides for, among other things, the severance and vesting benefits contemplated in the Service Agreement, effective as of March 1, 2016, between the Company and Dr. Møller (the “Service Agreement”).
The Separation Agreement provides for the following benefits, consistent with a termination without cause under the Service Agreement: (i) $679,300 payable in twelve monthly installments, which amount represents Dr. Møller’s salary at the time of his separation for the 12-month notice period commencing May 31, 2022 (the “Notice Period”); (ii) a payment of $202,500 as bonus severance; and (iii) a $7,000 monthly cash housing allowance through the lease term of his residential property located in New York City, which lease term ended in July 2022.
Pursuant to the Separation Agreement, in exchange for certain releases of claims, Dr. Møller’s agreement to transition his responsibilities and duties to other Company personnel, and certain additional covenants related to cooperation and competitive activity, Dr. Møller was, and will be, provided with the following payment and benefits: (i) $679,300 to be paid in one lump sum payment, less applicable withholdings and deductions, within thirty (30) days from the Notice Period end date; (ii) continuation of health insurance benefits under the same terms as during his employment, with the same deduction or payment made from his monthly salary during the Notice Period; and (iii) reimbursement of the airfare in connection with Dr. Møller’s vacating his New York City apartment in connection with his separation. Dr. Møller’s existing equity awards which have been granted but not vested as of the Effective Date will vest in accordance with our standard vesting schedule consistent with a termination without cause. The Separation Agreement contains mutual releases, subject to customary exceptions, and mutual covenants not to compete or disparage.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Our named executive officers for the fiscal year ended December 31, 2022, were:
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Thomas Gad, our Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy;

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Bo Kruse, our Executive Vice President, Secretary, Treasurer and Chief Financial Officer;

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Susan Smith, our Senior Vice President and Chief Commercial Officer; and

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Claus Juan Møller, our former Chief Executive Officer, who stepped down from this position effective April 22, 2022.

Executive Officers
Certain information regarding our executive officers is set forth below.
Name	Age(1)	Position
Thomas Gad	53	Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy
Bo Kruse	51	Executive Vice President, Secretary, Treasurer, and Chief Financial Officer
Torben Lund-Hansen, Ph.D.	72	Senior Vice President and Chief Technical Officer
Steen Lisby, M.D., DMSc	59	Senior Vice President and Chief Scientific Officer
Joris Wiel Jan Wilms	49	Senior Vice President and Chief Operating Officer
Susan Smith	53	Senior Vice President and Chief Commercial Officer
Vignesh Rajah, M.D.	56	Senior Vice President and Chief Medical Officer

(1)
As of April 28, 2023.

Thomas Gad, Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy — Please see “Board of Directors and Corporate Governance — Election of Directors” above for biographical information regarding Mr. Gad.
Bo Kruse, Chief Financial Officer, Treasurer and Secretary — Mr. Kruse has served as our Executive Vice President, Secretary, Treasurer and Chief Financial Officer since June 2015. Mr. Kruse also served as a member of our Board of Directors from June 2015 to June 2019. Mr. Kruse has broad international finance experience, including knowledge of capital markets, accounting and other financing activities. Prior to joining our company, Mr. Kruse was Azanta’s Executive Vice President and Chief Financial Officer from 2009 to 2015. Further, Mr. Kruse served as Genmab’s Vice President and Chief Financial Officer from 2005 to 2008 and in a number of other positions, including as Vice President and Chief Accounting Officer from 2000 to 2005. During his tenure at Genmab, Mr. Kruse was directly involved in several financing rounds, including Genmab’s initial public offering in 2000. Mr. Kruse has a M.Sc. in Business Economics and Auditing from the Copenhagen Business School.
Torben Lund-Hansen, Ph.D., Senior Vice President and Chief Technical Officer — Dr. Lund-Hansen has served as our Senior Vice President and Chief Technical Officer since January 2016. Dr. Lund-Hansen has substantial experience in antibody process development, commercial manufacturing and global project management. Dr. Lund-Hansen was Vice President and Head of Manufacturing from 2002 to 2006, Vice President and Head of Manufacturing and Preclinical Safety from 2006 to 2008 and Senior Vice President, Technical Operations from 2008 to 2009 at Genmab and President and Treasurer at Genmab MN Inc., a wholly owned subsidiary of Genmab located near Minneapolis-St. Paul, Minnesota, from 2008 to 2009. At Genmab, Dr. Lund-Hansen was responsible for outsourcing of clinical and commercial drug substance and drug product manufacturing. He was also President and Treasurer from 2008 to 2009 of Genmab MN Inc. Dr. Lund-Hansen was the owner of Lund-Hansen Consulting ApS from 2009 to 2016, where he provided consulting services related to manufacturing processes for biopharmaceutical-related industries. Dr. Lund-Hansen has been responsible for compiling technical Chemistry, Manufacturing, and Controls documentation packages submitted to global regulatory agencies followed by approval and launch of several biologics. Dr. Lund-Hansen received his M.Sc. and Ph.D. from the University of Copenhagen.
Steen Lisby, M.D., DMSc, Senior Vice President and Chief Scientific Officer — Dr. Lisby joined our Company in June 2017 as our Senior Vice President and Chief Medical Officer and he served in that capacity until June 2020 when his position was changed to Senior Vice President and Chief Scientific Officer. Dr. Lisby has extensive clinical and scientific experience, and is the author of over 50 scientific peer-reviewed publications in clinical research. Previously, Dr. Lisby was Vice President, Head of Medical at Genmab A/S from 2014 to 2017 and also held other positions there including Senior Medical Director from 2010 to 2014, Medical Director from 2008 to 2010 and Medical Advisor from 2004 to 2007. Dr. Lisby received his M.D. degree from the University of Copenhagen and is a named inventor on seven patent applications. Dr. Lisby oversees our Research & Development Laboratories located in Nutley, New Jersey.
Joris Wiel Jan Wilms, Senior Vice President and Chief Operating Officer — Mr. Wilms has served as our Senior Vice President and Chief Operating Officer since November 2017. Mr. Wilms joined our Company in July 2016 as Vice President and Head of Clinical Operations and has extensive industry experience in clinical development, primarily within oncology and hematology indications. Mr. Wilms was at KLIFO A/S (“KLIFO”) from 2010 to 2016, where he served as Vice President — Clinical Trial Services and Pharmacovigilance Services, and at Genmab from 2004 to 2010, where he served as Associate Director of Clinical Development from 2008 to 2010. At KLIFO and Genmab, he was responsible for overseeing several first-in-human studies and pivotal clinical trials, leading to the approval of two monoclonal antibody-based products. Mr. Wilms received his M.Sc. in Pharmacy from the University of Groningen in The Netherlands.
Susan Smith, Senior Vice President and Chief Commercial Officer — Ms. Smith joined our Company in January 2022 as Senior Vice President and Chief Commercial Officer. Ms. Smith has extensive commercial experience including from several successful product launches within cancer, rare diseases and endocrinology. Ms. Smith has more than 25 years of US and global oncology and rare disease experience. From 2012 to 2021 she was employed by Kyowa Kirin, Inc. (“Kyowa”), in various commercial positions of increasing responsibility — most recently as its Vice President, US Oncology Business Unit Head. Prior to that, Ms. Smith helped build Kyowa’s European Rare Oncology team and led the successful launch of its first drug in Europe. Previous positions include Head, Oncology Marketing at EUSA Pharma Inc., Vice President at Interlink Healthcare Communications and several managerial positions at Bristol-Meyers Squibb. Ms. Smith received her Master of Science from Purdue University, Indiana.
Vignesh Rajah, MBBS, DCH, MRCP(UK), MBA, Senior Vice President and Chief Medical Officer — Dr. Rajah joined our company in June 2020 as our Senior Vice President and Chief Medical Officer. Dr. Rajah qualified as physician in University of London, and has 10 years’ experience in hospital practice, specializing in Internal Medicine and Pediatric Critical Care in the United Kingdom. He brings extensive experience in Medical Affairs since joining the industry in 2001, with roles of increasing seniority in global pharma companies including Sanofi, Wyeth LLC and most recently GlaxoSmithKline plc, (“GSK”), covering multiple therapeutic areas such as Oncology, Vaccines, Immunology and Respiratory. In his most recent role in GSK, from 2015 to 2020 he was VP, Europe Area Medical Head managing a large medical organization, accountable for Medical Affair activities in pre-launch and post-launch phase, life-cycle management of medicines, safety and pharmacovigilance, medical governance, and building industry-leading medical capabilities.
Compensation of Executive Officers and Directors
Role of our Compensation Committee and Consultant in Executive Compensation
Compensation Committee
Typically, the Compensation Committee meets quarterly, and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the committee’s independent compensation consultant, Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”). The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.
On an annual basis, our Compensation Committee and Board of Directors approve the base salaries, cash incentive compensation awards, and grants of equity incentive awards for our executive officers. In determining the types and amount of such compensation to provide to our executive officers, our Compensation Committee considers compensation for comparable positions in the market, recommendations from Aon, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, the desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company.
Each year, the Compensation Committee, in consultation with our executive officers, recommends our corporate goals for approval by the Board of Directors. Achievement of these corporate goals is an important component of the information that our Compensation Committee uses in conducting its annual performance reviews of our executive officers and the target compensation opportunity of each executive officer is based, in part, on this review. Typically, at the end of each year or the beginning of the following year, the Compensation Committee and Board of Directors approve the amount of base salary and equity compensation for the coming year as well as cash incentive compensation for the current completed year.
Annual Compensation Decisions
The Compensation Committee consults with our Chief Executive Officer and Chief Financial Officer to determine the corporate and individual objectives that are used to measure the performance of our company and our executive officers. The Compensation Committee evaluates the performance of the Chief Executive Officer and Chief Financial Officer. No executive officer may be present at any time when the Compensation Committee is voting or deliberating on his or her compensation. Performance evaluations of other employees, including our other executive officers, are performed by our Chief Executive Officer and Chief Financial Officer and reported to the Compensation Committee. These evaluations are then used to determine base salary for the coming year and cash bonuses for the current year.
Compensation Consultant
Our Compensation Committee has the authority to retain, at our expense, compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation, and the Compensation Committee has direct responsibility for the appointment, compensation and oversight of any such consultant or adviser. The Compensation Committee assesses Aon’s independence on an annual basis, taking into consideration the six factors prescribed by the SEC and Nasdaq that bear upon the adviser’s independence, including for fiscal year 2022, and concluded that no conflict of interest existed that would prevent Aon from independently advising the Compensation Committee. The Compensation Committee intends to continue to assess the independence of all compensation advisors consistent with applicable Nasdaq Listing Rules and rules and regulations under the Exchange Act.
While we compensate Aon for its services, Aon has no authority to make compensation decisions on behalf of the Compensation Committee or our company. From time to time representatives from Aon may attend Compensation Committee meetings either in person or via conference call as deemed appropriate by the Chair of the Compensation Committee. Our executive officers provides historical data to Aon and reviews reports from Aon for accuracy. The Compensation Committee communicates directly with Aon to oversee preparation of the competitive analyses of compensation for our executive officers and our non-employee director compensation and in the development of Aon’s recommendations for compensation of our executive officers and non-employee directors.
Our Compensation Committee has considered compensation information provided in fiscal years 2018 through 2022 by Aon in determining cash compensation and equity awards for our executive officers and directors. Specifically, during fiscal year 2022, Aon provided the following services to the Compensation Committee:
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reviewed and provided recommendations on the composition of the peer group used in the competitive analyses of compensation of our executive officers and our non-employee directors;

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provided compensation data related to executives at our peer group based on data from SEC filings and the Aon Global Life Sciences Survey;

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conducted a competitive review of the compensation of our executive officers, including advising on the design and structure of our equity incentive compensation program;

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prepared an analysis of our share usage under our 2018 Equity Incentive Plan (the “2018 Plan”), in comparison to our peer group based on data from SEC filings; and

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prepared an analysis of our non-employee director compensation in comparison to our peer group based on data from SEC filings and provided recommendations with respect to our non-employee director compensation policy.

Aon’s fee for this engagement in 2022 was less than $120,000. The Compensation Committee determined that these services did not constitute a conflict of interest or prevent Aon from objectively performing its work for the Compensation Committee.
Components of Executive Compensation
The principal components of our executive compensation program for all our named executive officers are (i) base salary, (ii) performance-based annual cash incentive compensation and (iii) long-term equity incentives. In 2022 our executive compensation program for all our named executive officers also included a milestone cash bonus. Beyond the competitive compensation data provided by Aon for purposes of benchmarking our equity grant values and targets, our bonus targets and structure, our total direct compensation, our target incentive opportunities and our base salaries and target total cash compensation, we have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation.
Base Salary
In 2021, we paid annual base salaries of $500,000 to Mr. Gad, $630,000 to Dr. Møller and $464,000 to Mr. Kruse. Ms. Smith joined our company in January 2022 with a base salary of $400,000.
Based on the recommendation of Aon and review of competitive market data, the Compensation Committee and Board of Directors determined to increase Mr. Gad’s, Dr. Møller’s, and Mr. Kruse’s annual base salaries to $525,900, $679,300 and $480,200, respectively, with effect as of January 1, 2022. In consideration of Mr. Gad serving as our Interim Chief Executive Officer following Dr. Møller’s departure, our Compensation Committee and Board of Directors increased Mr. Gad’s base salary by a gross monthly amount of $10,000 calculated from April 22, 2022, which such additional compensation shall be paid until such date as a new permanent Chief Executive Officer commences his or her employment with the Company.
Based on the recommendation of Aon and review of competitive market data the Compensation Committee and Board of Directors determined to increase Mr. Gad’s and Mr. Kruse’s annual base salaries to $557,454 and $489,804, respectively, with such increases effective as of January 1, 2023. In addition, the Compensation Committee and Board of Directors determined to increase the gross monthly amount paid to Mr. Gad for services as our Interim Chief Executive Officer to $10,600, effective as of January 1, 2023. Ms. Smith’s annual base salary was increased to $416,000 effective January 1, 2023.
We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. For additional information regarding the employment agreements of our named executive officers, see the subsection herein entitled “— Employment Agreements”.
Performance-based Annual Cash Incentive Compensation
From time to time, our Compensation Committee and Board of Directors have approved discretionary annual cash bonuses to our executive officers with respect to their prior year performance. However, for 2022 cash bonus opportunities awarded to all named executive officers were performance-based with predetermined annual cash bonus performance targets. Our performance targets for 2022 included revenue, clinical development, and operational targets.
In January 2023, our Compensation Committee and Board of Directors determined that our corporate performance objectives for 2022 had been achieved at a percentage level of 85% and, in light of the foregoing, Mr. Gad, Mr. Kruse and Ms. Smith received performance-based annual cash incentive bonuses for 2022 in the amounts of $356,860, $204,085 and $140,000, respectively. With respect to Ms. Smith, the amount also takes into account certain operational successes of the commercial division, which resulted in a higher amount being earned. The annual incentive cash bonus opportunity for 2022 had a target of 65%, 50% and 35% of annual base salary for Mr. Gad, Mr. Kruse and Ms. Smith, respectively. The actual annual cash incentive bonus paid amounted to 55.3%, 42.5%, and 35% of Mr. Gad's, Mr. Kruse’s and Ms. Smith’s respective annual base salary for 2022. Dr. Møller did not receive a performance-based cash bonus for 2022 given his departure in April 2022.
Milestone Cash Incentive Compensation
In April 2022, our Compensation Committee and Board of Directors approved a cash retention bonus arrangement with each of Mr. Kruse and Ms. Smith pursuant to which Mr. Kruse was eligible for a payment equal to 50 % of his 2021 annual cash bonus and Ms. Smith was eligible for a payment equal to 25% of her base salary, provided that the Company’s Biologics License Application for 131I-omburtamab was accepted by the U.S. Food and Drug Administration (“FDA”) on or before April 26, 2023 and such executive remained an employee of the Company through such date. This bonus was not earned because the FDA issued a complete response letter in November 2022 declining to accept the Biologics License Application for priority review by the FDA for 131I-omburtamab.
Long-term Equity Incentives
We believe that equity grants provide our named executive officers with a strong link to our long-term performance, create an ownership culture, and help to align the interests of our named executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our Compensation Committee periodically reviews the equity incentive compensation of our executive officers and from time to time based on recommendations of Aon may grant equity incentive awards to them in the form of restricted stock units (“RSUs”) or stock options under our 2018 Equity Incentive Plan (the “2018 Plan”), which may be granted as either incentive stock options or non-statutory stock options. We may also grant other stock-based awards under the 2018 Plan. We generally grant annual equity awards at the beginning of each fiscal year for our executive officers.
Description of Equity Awards
In connection with Mr. Gad’s appointment as our Interim Chief Executive Officer following Dr. Møller’s departure, and as additional compensation therefor, on May 18, 2022, Mr. Gad received an option grant of 60,000 shares of common stock, at an exercise price of $9.52 per share. All options were granted at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on the date of grant. The shares subject to each option will vest and become exercisable based on our “Standard Vesting Schedule” of 25% on the one-year anniversary of the date of grant, and 1/48 of the total shares subject to the options award vesting on the same day of the month as the grant date over the course of the next three (3) years, subject to the named executive officer’s continued employment on each vesting date. All options expire 10 years from the date of grant. None of the options granted to the named executive officers provide for tax-reimbursements or tax gross-ups.
On April 26, 2022, as an incentive, Mr. Kruse and Ms. Smith received option grants to purchase 75,000 and 20,000 shares of common stock, respectively, at an exercise price of $9.51 per share. All options were granted at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on the date of grant. The shares subject to each option will vest and become as to 50% of the shares subject to the option on April 26, 2023 and as to the remaining 50% of the shares subject to the option on April 26, 2024, subject to the named executive officer’s continued employment on each vesting date. All options expire 10 years from the date of grant. None of the options granted to the named executive officers provide for tax-reimbursements or tax gross-ups.
On January 17, 2023, Mr. Gad, Mr. Kruse and Ms. Smith received option grants to purchase 242,200, 70,100 and 35,700 shares of common stock, respectively, at an exercise price of $4.70 per share. All options were granted at an exercise price equal to the closing sale price of our common stock on the Nasdaq Global Select Market on the date of grant. The shares subject to each option will vest and become exercisable based on our “Standard Vesting Schedule” of 25% on the one-year anniversary of the date of grant, and 1/48 of the total shares subject to the options award vesting on the same day of the month as the grant date over the course of the next three (3) years, subject to the named executive officer’s continued employment on each vesting date. All options expire 10 years from the date of grant. None of the options granted to the named executive officers provide for tax-reimbursements or tax gross-ups.
In addition, on January 17, 2023, Mr. Gad, Mr. Kruse and Ms. Smith received RSUs of 40,500, 11,700 and 17,800 shares of common stock. The RSUs shall vest in three (3) equal annual increments each, of one-third (1/3) of the total number awarded on the first, second, and third anniversary of the date of grant, subject to the named executive officer’s continued employment on each vesting date.
2022 Say-on-Pay Vote
At our annual meeting of stockholders in 2022, approximately 57% of the votes cast on the advisory vote on named executive officer compensation, as reflected in our 2022 proxy statement, supported the proposal. Our Compensation Committee values the opinions of our stockholders, and we believe that the feedback we receive from our stockholders is important to consider in the course of making decisions with respect to our executive compensation program. In addition to our annual advisory vote on executive compensation, we are committed to ongoing engagement with our stockholders on executive compensation and corporate governance issues.
During 2022, as a result of the relatively low support for our advisory vote on named executive officer compensation, our Compensation Committee determined to make certain changes to our executive compensation program. In particular, we eliminated the so-called “single trigger” vesting acceleration benefit for stock options going forward so that any stock option granted to our executive officers on or after September 28, 2022, no longer automatically fully vest or become immediately exercisable in the event of a change of control. In addition, we changed the vesting terms for stock options going forward so vesting of stock options granted to our executive officers on or after September 28, 2022, no longer automatically continue to vest after a termination of service of the named executive officer irrespective of the reason for the termination of service.
In addition, the SEC recently adopted final rulemaking implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation that will require further rulemaking by Nasdaq. We are monitoring the listing standards being developed by Nasdaq and will implement an incentive compensation recoupment policy as necessary to reflect the final Nasdaq listing rules during the required timeframe in compliance with those standards.
Our Compensation Committee will continue to monitor the outcome of the advisory vote on named executive officer compensation at the Annual Meeting and will consider the voting results in future executive compensation decisions.

Summary Compensation Table
The following table provides information regarding the compensation paid to or earned by our four (4) named executive officers for each of fiscal year 2021 and fiscal year 2022:
Name and Principal Position	Year	Salary $	Bonus ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Thomas Gad(4) Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy	2022	$605,900(5)	$—	$356,860	$388,200	$84,736(6)	$1,435,695
	2021	$500,000	$—	$187,500	$1,095,366	$84,835	$1,867,701
Bo Kruse Executive Vice President, Secretary, Treasurer and Chief Financial Officer	2022	$480,200	$—	$204,085	$463,500	$736(7)	$1,148,521
	2021	$464,000	$—	$174,000	$846,396	$835	$1,485,231
Sue Smith(8) Senior Vice President and Chief Commercial Officer	2022	$400,000	$170,000	$140,000	$123,600	$—	$833,600
	2021	$—	$—	$—	$—	$—	$—
Dr. Claus Juan Møller-San Pedro M.D., Ph.D.(9) Former Chief Executive Officer	2022	$283,042	$—	$—	$—	$641,494(10)	$924,536
	2021	$630,000	$—	$283,500	$2,290,248	$84,835	$3,288,583

(1)
The amount reported in the “Bonus” column represents a sign-on bonus of $170,000 for Ms. Smith, which was earned and paid in January 2022.

(2)
The amounts reported in this column represent performance-based annual bonuses awarded to our named executive officers based on performance during 2022.

(3)
This column reflects the aggregate grant date fair value of option awards granted during the year measured pursuant to Financial Accounting Standard Board Accounting Standards Codification Topic 718, the basis for computing stock-based compensation in our financial statements. The assumptions we used in valuing options are described in Note 11 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. For the named executive officers other than Dr. Møller, this calculation assumes that the named executive officer will perform the requisite service for the award to vest in full as required by SEC rules. For Dr. Møller, under the terms of the equity award agreement, outstanding stock option awards will continue to vest as scheduled and become exercisable when vested and there is no longer a service condition related to such awards in order for them to vest.

(4)
Mr. Gad serves as a member of our Board of Directors but does not receive any additional compensation for his service as a director.

(5)
Mr. Gad’s base salary includes two components: an annual salary in the amount of $525,900 and an additional payment of $10,000 per month for his service as our Interim CEO, calculated from April 22, 2022.

(6)
Amount includes a monthly housing allowance of $7,000 to cover rental expenses associated with the U.S. residence for Mr. Gad, $424 for telephone expenses and $312 in accident insurance premiums.

(7)
Amount includes $424 for telephone expenses and $312 in accident insurance premiums.

(8)
Ms. Smith joined the Company effective January 1, 2022.

(9)
Dr. Møller served as a member of our Board of Directors and as our Chief Executive Officer from our inception until his April 22, 2022 separation, but did not receive any additional compensation for his services as a director during that time.

(10)
Amount includes (i) $598,758 of severance payments and benefits, (ii) a monthly housing allowance of $7,000 for six months to cover rental expenses associated with the U.S. residence for Dr. Møller, (iii) telephone expenses of $424 and (iv) $312 in accident insurance premiums.

Narrative Disclosure to Summary Compensation Table
Employment Agreements with our Named Executive Officers and Potential Payments and Benefits Upon Termination or Change of Control
Employment Agreements
We have entered into employment agreements with each of our named executive officers. Such agreements are summarized below.
Thomas Gad
In April 2016, the Company entered into a service agreement with Mr. Gad. The service agreement establishes Mr. Gad’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Mr. Gad is eligible to receive an annual bonus with a target of fifty percent (50%) of his base salary. Mr. Gad’s employment under the service agreement continues until terminated by us or Mr. Gad. We may terminate Mr. Gad’s employment for any reason with twelve (12) months’ notice and Mr. Gad may terminate his employment with six (6) months’ notice.
Under the terms of the service agreement, if Mr. Gad’s employment is terminated by us without “cause”, as defined in his service agreement, and, subject to Mr. Gad’s execution of a release in form and substance satisfactory to us, we have agreed to continue to pay his then-existing base salary for a period of twelve (12) months, and all benefits set forth in the service agreement, for one (1) full year commencing with the day following the final day of the 12-month notice period such that the total amount of pay shall be twenty-four (24) months of his then-existing base salary, starting from the date of such termination notice.
As defined in Mr. Gad’s service agreement, “cause” means (1) Mr. Gad’s fraudulent, unlawful, grossly negligent or willful misconduct in connection with his duties to us, (2) conduct by Mr. Gad which is materially injurious to the business or reputation of us or any of our affiliated entities or any of their respective partners or members, or (3) Mr. Gad’s conviction of (or plea of nolo contendere to) a felony.
Mr. Gad has also agreed pursuant to his service agreement (1) not to compete with us in the United States, Denmark, or any other territory or country where we maintain employees, own property or otherwise conduct business, during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Mr. Gad terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Mr. Gad’s employment, (2) not to solicit our employees during his employment and for a period of (a) one (1) year after the termination of his employment in the event that Mr. Gad terminates his employment or (b) six (6) months after the termination of his employment in the event that we terminate Mr. Gad’s employment, (3) not to disclose our confidential and proprietary information and (4) to assign to us related intellectual property developed during the course of his employment.
Bo Kruse
In January 2016, we entered into a service agreement with Mr. Kruse. The service agreement establishes Mr. Kruse’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits and also provides for certain benefits upon termination of his employment under specified conditions. Mr. Kruse is eligible to receive an annual bonus with a target of fifty percent (50%) of his base salary. Mr. Kruse’s employment under the service agreement continues until terminated by us or Mr. Kruse. We may terminate Mr. Kruse’s employment for any reason with twelve (12) months’ notice and Mr. Kruse may terminate his employment with six (6) months’ notice.
Under the terms of the service agreement, if Mr. Kruse’s employment is terminated by us without “cause”, as defined in his service agreement, we have agreed to continue to pay his then-existing base salary for a period of twelve (12) months, and all benefits set forth in the service agreement, for one full year commencing with the day following the final day of the 12-month notice period such that the total amount of pay shall be twenty-four (24) months of his then-existing base salary, starting from the date of such termination notice.
As defined in Mr. Kruse’s service agreement, “cause” means actions on the part of Mr. Kruse which constitute gross negligence or willful misconduct in performance or non-performance of his duties or material breach of the services agreement by Mr. Kruse as long as such material breach is not caused by us.
Mr. Kruse has also agreed pursuant to the service agreement (1) not to disclose our confidential and proprietary information and (2) to assign to us related intellectual property developed during the course of his employment. Mr. Kruse is employed by our Danish subsidiary.
Sue Smith
We have entered into an employment agreement with Ms. Smith pursuant to which Ms. Smith is employed as our Senior Vice President and Chief Commercial Officer, effective as of January 1, 2022.
The employment agreement establishes Ms. Smith’s title, her base salary, her eligibility for an annual bonus, and her eligibility for benefits and also provides for certain benefits upon termination of her employment under specified conditions. Ms. Smith is eligible to receive an annual bonus of up to thirty-five percent (35%) of her base salary.
Ms. Smith’s employment under the employment agreement continues for periods of one (1) year that are automatically renewed in the absence of ninety (90) days’ prior written notice of non-renewal by either us or Ms. Smith. Ms. Smith may also voluntarily terminate her employment with the Company at any time upon ninety (90) days’ prior written notice. The Company may terminate the employment agreement Ms. Smith’s employment “for cause” (as defined in the employment agreement) upon thirty (30) days’ prior written notice. In these situations, the Company is not required to provide Ms. Smith with any severance payments or benefits.
Ms. Smith has agreed pursuant to the employment agreement not to disclose our confidential and proprietary information and to assign to us related intellectual property developed during the course of her employment.
Pursuant to her employment agreement Ms. Smith may terminate her employment with us for any reason, on one (1) month’s written notice within twelve (12) months following a “change of control”. Further, any termination by the Company unless caused by material breach by Ms. Smith within twelve (12) months following a change of control shall also be deemed a termination by Ms. Smith due to a change of control. In these situations, we have agreed to pay to Ms. Smith, in addition to her usual salary up to the date of termination, and any other claims for compensation that may exist a single lump-sum payment in an amount equal to Ms. Smith’s highest monthly base salary paid in any one month during the preceding twelve (12) month period multiplied by six (6), plus Ms. Smith ‘s annual bonus received during the preceding year.
Further, in the event of a change of control Ms. Smith’s outstanding stock options granted before September 28, 2022 shall become fully and immediately vested.
A “change of control” generally means (1) the acquisition by a person or entity of more than fifty percent (50%) of our combined voting power (except a change in ownership as a result of a private financing of us that is approved by our Board of Directors), (2) the change in effective control of us which occurs on the date that a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment of election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election (if any person or entity is considered to be in effective control of us, the acquisition of additional control of us by the same person or entity will not be considered a change of control), and (3) the acquisition by a person or entity of a substantial portion of our assets with a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of our assets immediately prior to such acquisition.

Claus Juan Møller-San Pedro, M.D., Ph.D.
In March 2016, we entered into the Service Agreement with Dr. Møller which was terminable by us for any reason with twelve months notice. As part of certain management changes implemented by us in April 2022, Dr. Møller stepped down from his position as our Chief Executive Officer and as a member of our Board of Directors. For additional information regarding the Separation Agreement with Dr. Møller, see “Related Party Transitions — Dr. Møller’s Separation Agreement” above.
Potential Payments and Benefits Upon Termination or Change of Control
Cash payment and benefits
In the event of a termination without “cause,” our named executive officers are generally entitled to receive the other cash payments and benefits provided in each of their respective employment agreements, as described above in the subsection entitled “— Employment Agreements”.
Stock Options granted on or after September 28, 2022
On September 28, 2022 our Board of Directors resolved to change the vesting terms for stock options going forward so that any stock option granted to our executive officers on or after September 28, 2022, no longer automatically fully vest or become immediately exercisable in the event of a change of control. Also, on September 28, 2022 our Board of Directors resolved to change the vesting terms for stock options going forward so vesting of stock options granted to our executive officers on or after September 28, 2022, no longer automatically continue to vest after a termination of service of the named executive officer irrespective of the reason for the termination of service.
Stock Options granted before September 28, 2022
In the event of a change of control, as defined in the 2018 Plan and the preceding 2015 Equity Incentive Plan (the “2015 Plan”), each option granted to our named executive officers under the 2015 Plan and under the 2018 Plan, as applicable, before September 28, 2022 will fully vest and become immediately exercisable.
In the event any of our named executive officers’ employment is terminated by the Company without “cause” or by either of the named executive officers for “good reason”, or by their “retirement” or “disability”, as such terms are defined in the 2015 Plan and/or as determined for grants made under the 2018 Plan (with respect to good reason, as summarized below), or by death, the options granted to the named executive named officers before September 28, 2022 will continue to vest and become exercisable in accordance with our Standard Vesting Schedule and the stock options granted to our executive officers on or after September 28, 2022, will not continue to vest. If a named executive officer’s employment is terminated for “cause” or by the named executive officer voluntarily (other than for retirement), the vesting schedule for options granted to the named executive officer will terminate immediately and shares subject to the option which have not vested prior to such termination will not become exercisable.
As defined in the 2015 Plan and the 2018 Plan:
“change of control” generally means (1) the acquisition by a person or entity of more than 50% of our combined voting power (except a change in ownership as a result of a private financing of us that is approved by our Board of Directors), (2) the change in effective control of us which occurs on the date that a majority of members of our Board of Directors is replaced during any twelve (12) month period by directors whose appointment of election is not endorsed by a majority of the members of our Board of Directors prior to the date of the appointment or election (if any person or entity is considered to be in effective control of us, the acquisition of additional control of us by the same person or entity will not be considered a change in control), and (3) the acquisition by a person or entity of a substantial portion of our assets with a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition.
“Service Provider” means an Employee, Consultant or Director.

As defined in the 2015 Plan and as determined in connection with grants made under the 2018 Plan:
“cause” generally means abuse of alcohol or another drug while performing his or her duties as an employee of the Company, or a breach of or failure or refusal by participant to comply with any material provision of his or her employment agreement or arrangement with us if not cured within ten (10) days after written notice thereof from us; and
“good reason” generally means, during the term of the participant’s employment relationship with the Company, without the participant’s written consent, we cause a material reduction in base salary or compensation and bonus opportunity, a relocation of participant’s principal place of employment by more than 50 miles, any material breach by the Company of any provision in the participant’s employment agreement or arrangement or other agreements, the Company’s failure to obtain an agreement from any successor to us to assume and agree to perform a participant’s employment agreement or arrangement in the same manner and to the same extent that we would be required to perform if no succession had taken place (except where such assumptions occurs by operation of law), a material, adverse change in the participant’s title, authority, duties, or responsibilities (except temporary change while participant is physically or mentally incapacitated or as required by applicable law), or a material change in the reporting structure applicable to the participant.
“Service Provider” means an Employee, Director, Parent Director, Subsidiary Director or Consultant.
Other Policies
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, our Interim Chief Executive Officer and our Chief Financial Officer may be legally required to reimburse the Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002.
Additionally, we plan to adopt a formal clawback policy that complies with regulations mandated under the Dodd-Frank Act when the applicable rules adopted by the SEC in October 2022 become effective.

Outstanding Equity Awards at Year End 2022
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:
	Option Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh)	Option Expiration Date
Name	Exercisable(#)	Unexercisable(#)
Thomas Gad(1)	153,000	—	$2.00	June 10, 2025
	166,000	—	$4.38	October 21, 2026
	16,000	—	$8.50	December 14, 2026
	100,000	—	$11.16	April 24, 2028
	107,500	—	$21.97	December 11, 2028
	94,792	35,208	$30.34	January 7, 2030
	45,725	45,725	$53.88	December 15, 2030
	27,500	82,500	$15.73	December 14, 2031
	—	60,000	$9.52	May 18, 2032
Bo Kruse(2)	300,000	—	$2.00	June 10, 2025
	133,000	—	$4.38	October 21, 2026
	14,000	—	$8.50	December 14, 2026
	75,000	—	$11.16	April 24, 2028
	107,500	—	$21.97	December 11, 2028
	94,792	35,208	$30.34	January 7, 2030
	36,175	36,175	$53.88	December 15, 2030
	21,250	63,750	$15.73	December 14, 2031
	—	75,000	$9.51	April 26, 2032
Sue Smith(3)	16,000	48,000	$15.73	December 14, 2031
	—	20,000	$9.51	April 26, 2032
Claus Juan Møller-San Pedro M.D., Ph.D.(4)	500,000	—	2.00	June 10, 2025
	200,000	—	4.38	October 21, 2026
	18,000	—	8.50	December 14, 2026
	125,000	—	11.16	April 24, 2028
	211,500	—	21.97	December 11, 2028
	200,521	74,479	30.34	January 7, 2030
	113,400	113,400	53.88	December 15, 2030
	57,500	172,500	15.73	December 14, 2031

(1)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018, December 11, 2018, January 7, 2020, December 15, 2020, December 14, 2021 and May 18, 2022, respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

(2)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018, December 11, 2018, January 7, 2020, December 15, 2020, December 14, 2021 and April 26, 2022, respectively. All options granted with the exception of options granted on April 26, 2022,, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date. The options granted on April 26, 2022 vest as to 50% of the shares on April 26, 2023 and as to the remaining 50% of the shares on April 26, 2024.
(3)
These options were granted on December 14, 2021 and April 26, 2022, respectively. All options granted with the exception of options granted on April 26, 2022, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date. The options granted on April 26, 2022 vest as to 50% of the shares on April 26, 2023 and as to the remaining 50% of the shares on April 26, 2024.

(4)
These options were granted on June 10, 2015, October 21, 2016, December 14, 2016, April 24, 2018, December 11, 2018, January 7, 2020, December 15, 2020 and December 14, 2021, respectively, vest as to 25% of the shares on the anniversary of the grant date and thereafter as to 2.0833% of the shares in equal monthly installments through the fourth anniversary of the grant date.

Other Benefit Plans
Health Insurance
We currently provide broad-based health and welfare benefits that are available to all of our current U.S. employees (including Mr. Gad and Ms. Smith), including health, life and disability insurance. Pursuant to our Separation Agreement with Dr. Møller, we provide health insurance benefits under the same terms as during his employment, with the same deduction or payment made from his monthly salary during his employment with us, and we will continue to do so until June 1, 2023.
Health insurance benefits for the employees of our Danish subsidiary (including Mr. Kruse) are fully paid for by such employees. Our Danish subsidiary does not incur any costs for these health insurance benefits.
401(k) Retirement Plan
We maintain a defined contribution employee retirement plan for our current US employees, including Mr. Gad, Ms. Smith and our executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions, but to date we have not provided any employer matching contributions.
We have established a retirement program for the employees of our Danish subsidiary pursuant to which all such employees, including Mr. Kruse, can contribute an amount at their election from their base compensation and may receive contributions from our Danish subsidiary. We have not provided any employer matching contributions during the year ended December 31, 2022.
Limitations on Liability and Indemnification
As permitted by the General Corporation Law of the State of Delaware (“DGCL”), our Board of Directors and our stockholders have adopted provisions in our amended and restated certificate of incorporation that limit or eliminate the personal liability of our directors. Our amended and restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the DGCL and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty. However, these provisions do not eliminate or limit the liability of any of our directors:
•
for any breach of the director’s duty of loyalty to us or our stockholders;

•
for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•
for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•
for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.
In addition, our amended and restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with each of our officers and directors. These indemnification agreements require us, among other things, to indemnify each such director (and their affiliated funds) or officer for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers. Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our Board of Directors.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Tax Considerations
The Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) on compensation paid to our named executive officers. Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the company’s chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer). Pursuant to tax legislation signed into law on December 22, 2017 (the “Tax Act”), for taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies compensation in excess of $1 million paid to a public company’s chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the Tax Act eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid to each of the executives described above (other than certain grandfathered compensation or compensation paid pursuant to certain equity awards granted before or during a transition period following our initial public offering) will not be deductible by us.
Accounting Considerations
We account for equity compensation paid to our employees under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), which requires us to estimate and record an expense over the service period of the equity award. Our cash compensation is recorded as an expense over the period the bonus is earned. The accounting impact of our compensation programs are one of many factors that the Compensation Committee considers in determining the structure and size of our executive compensation programs.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

	Summary Compensation Table Total for PEO(2)		Compensation Actually Paid to PEO(3)		Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return(6)	Net Income (Loss) (millions)(7)
Year(1)	Gad(2)	Møller(2)	Gad(3)	Møller(3)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(h)
2022	$1,435,696	$924,536	$(198,556)	$(2,236,402)	$991,061	$164,844	$9.86	$(95.6)
2021	—	$3,288,583	—	$(8,440,092)	$1,197,620	$(1,983,012)	$32.74	$(55.3)

(1)
We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933, and as such, are only required to include information for the past two fiscal years in this table.

(2)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Gad and Dr. Møller (each of whom served as Chief Executive Officer during fiscal year 2022) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Compensation of Executive Officers and Directors Summary Compensation Table.” Dr. Møller served as our Chief Executive Officer from 2015 until he stepped down from the position, effective April 22, 2022, upon which our Board of Directors appointed Mr. Gad to serve as our interim Chief Executive Officer.

(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Gad and Dr. Møller, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to, in the case of 2022, Mr. Gad and Dr. Møller, and in the case of 2021, Dr. Møller. In accordance with the requirements of Item 402(v) of Regulation S-K, see the table below for the adjustments made to Mr. Gad and Dr. Møller’s respective total compensation to determine the compensation actually paid in the applicable year.

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
Thomas Gad
2022	$1,435,696	$388,200	$(1,246,052)	$(198,556)
Claus Juan Møller-San Pedro M.D., Ph.D.
2022	$924,536	—	$(3,160,938)	$(2,236,402)
2021	$3,288,583	$2,290,248	$(9,438,427)	$(8,440,092)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. See the table below for the amounts deducted or added in calculating the equity award adjustments.
Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
Thomas Gad
2022	$209,016	$(1,090,764)	—	$(364,305)	—	—	$(1,246,052)
Claus Juan Møller-San Pedro M.D., Ph.D.
2022	—	$(2,403,178)	—	$(757,760)	—	—	$(3,160,938)
2021	$2,399,705	$(8,628,480)	—	$(3,209,652)	—	—	$(9,438,427)

(4)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (“NEOs”) as a group (excluding, in the case of 2022, Mr. Gad and Dr. Møller, and in the case of 2021, Dr. Møller) (the “non-PEO NEOs”) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Bo Kruse and Sue Smith; and (ii) for 2021, Thomas Gad, Bo Kruse, Steen Lisby, and Vignesh Rajah.

(5)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. See the table below for the adjustments made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3.

	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$991,061	$163,843	$(662,374)	$164,844
2021	$1,197,620	$644,762	$(2,535,870)	$(1,983,012)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. See the table below for the amounts deducted or added in calculating the equity award adjustments.
Year	Average Year End Fair Value of Equity Awards	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Adjustments
2022	$159,667	$(616,859)	—	$(205,181)	—	—	$(662,374)
2021	$675,569	$(2,284,578)	—	$(926,861)	—	—	$(2,535,870)

(6)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Cumulative TSR
The following graph sets forth the relationship between compensation actually paid to our PEOs, the average of compensation actually paid to our non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid vs. TSR
$32.74
$9.86
$0.0M
$0.2M
($0.2M)
($2.0M)
($2.2M)
($8.4M)
2021
2022
Compensation Actually Paid (Møller)
Compensation Actually Paid (Gad)
Avg. Compensation Actually Paid (Non-PEO NEO)
Company TSR

Compensation Actually Paid and Net Income (Loss)
The following graph sets forth the relationship between compensation actually paid to our PEOs, the average of compensation actually paid to our non-PEO NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

Compensation Actually Paid vs. Net Income
($55.3M)
($95.6M)
$0.0M
$0.2M
($0.2M)
($2.0M)
($2.2M)
($8.4M)
2021
2022
Compensation Actually Paid (Møller)
Compensation Actually Paid (Gad)
Avg. Compensation Actually Paid (Non-PEO NEO)
Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.
Director Compensation
Non-Employee Director Compensation Policy
Based on recommendation by Aon and review of competitive market data, our Compensation Committee recommended and our Board of Directors in January 2023 approved and adopted an amendment to our previously approved policy with respect to the compensation payable to our non-employee directors, as described below.
Under this policy, each non-employee director is eligible to receive compensation for his or her service on our Board of Directors and for service on each committee on which the director is a member, which consists of an initial equity award (the “Initial Award”) as well as annual cash retainers (“Annual Retainer”) and equity awards (“Annual Award”). We reimburse our non-employee directors for reasonable travel, food, lodging, and other out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings. The compensation that we pay to our named executive officers of whom one, Mr. Gad, is an employee director, is discussed earlier in this “Executive and Director Compensation” section.
Except for fees and equity awards, we do not provide our independent directors with any other form of compensation. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws.

The following table sets forth information regarding compensation paid to our non-employee directors during the fiscal year ended December 31, 2022.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Dr. Gérard Ber	$47,500	$170,080	$217,580
David N. Gill(2)	$72,500	$170,080	$242,580
Dr. James I. Healy	$54,780	$170,080	$224,860
Laura J. Hamill	$55,220	$170,080	$225,300
Dr. Ashutosh Tyagi(3)	$50,000	$170,080	$220,080
Johan Wedell-Wedellsborg	$50,000	$170,080	$220,080

(1)
In accordance with SEC regulations this column reflects the aggregate grant date fair value of the option awards granted during fiscal year 2022 computed in accordance with FASB ASC Topic 718. See also the information appearing under the heading entitled “Share-Based Compensation” in Note 11 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2022 for certain assumptions made in the valuation of such stock options. These amounts do not reflect the actual economic value that will be realized by the named non-employee director upon vesting of the stock options, the exercise of stock options, or the sale of the common stock underlying such stock options.

(2)
Our proxy statement filed on April 28, 2021 (the “2021 Proxy”) contained a typographical error in that the amount of compensation reported inadvertently doubled the value of the options Mr. Gill received (reporting the value of options for 32,000 shares as opposed to the correct 16,000 shares). Thus, Mr. Gill’s total compensation in fiscal year 2020 was not the $906,441 amount stated in the 2021 Proxy, but rather $482,720 (i.e., the sum of Mr. Gill’s $59,000 cash retainer and the stock option award valued at $423,720).

(3)
Our 2021 Proxy reported Dr. Tyagi’s compensation as $1,314,161, but $847,441 of this amount was for an option grant that was made in 2020 in lieu of an initial option grant that Dr. Tyagi did not receive when he was elected to our Board of Directors in 2018 because of the position he held at Scopia Capital Management LP at that time.

The following table sets forth the aggregate number of outstanding stock options held by our non-employee directors as of December 31, 2022. As of December 31, 2022, there were no other equity or option awards outstanding and held by our non-employee directors.
	Other Equity awards (#)	Option awards (#)
Dr. Gérard Ber	—	96,000
David N. Gill	—	88,000
Dr. James I. Healy	—	70,222
Laura J. Hamill	—	64,000
Dr. Ashutosh Tyagi	—	96,000
Johan Wedell-Wedellsborg	—	132,000
Changes to Non-Employee Director Compensation Policy for 2023
In 2022, the Compensation Committee engaged Aon, its third-party independent consultant to review and make recommendations with respect to its compensation policies relative to our peer group. Based on this review, in January 2023, our Board of Directors approved the amended and restated non-employee director compensation policy. Among the amendments was an increase to the cash retainers payable to our non-employee directors for their service beginning in 2023. The following table includes the cash retainers to be paid to our non-employee directors for their service in 2023 and paid in 2022:

	2023	2022
Position	Retainer	Retainer
Board Member	$50,000	$40,000
Board Chair	$35,000	$—
Audit Committee Chair	$20,000	$20,000
Compensation Committee Chair	$15,000	$15,000
Nominating and Corporate Governance Committee Chair	$10,000	$10,000
Audit Committee Member	$10,000	$10,000
Compensation Committee Member	$7,500	$7,500
Nominating and Corporate Governance Committee Member	$5,000	$5,000
The non-employee director compensation policy also provides for an initial equity award to be granted at the first regularly scheduled board meeting held on or after a director’s first appointment or election to our Board of Directors, comprised of (i) a non-qualified stock option award with respect to 27,900 shares of common stock (decreased from 32,000 shares of common stock in 2022) vesting in equal monthly installments until the third anniversary of the date of grant, and (ii) an RSU award with respect to 4,660 shares of common stock (no RSUs in 2022) vesting in equal quarterly installments until the third anniversary of the date of grant. Further, under the amended and restated non-employee director compensation policy, each non-employee director is eligible to receive an annual equity award to be made automatically on the earlier of the date of our annual meeting or June 30 that is comprised of (i) a non-qualified stock option with respect to 13,950 shares of common stock, vesting in equal monthly installments until the first anniversary of the date of grant, and (ii) an RSU award with respect to 2,330 shares of common stock, vesting in full on the first anniversary of the date of grant. The non-employee director compensation policy applicable for fiscal year 2022 provided for an annual equity award comprised of a non-qualified stock option to purchase 16,000 shares of common stock, to be awarded on the date of the first meeting of the Board of Directors held following the 2022 annual meeting of stockholders, vesting in full on the first anniversary of the date of grant. The vesting of all of these equity awards is subject to the non-employee director’s continued service on our Board of Directors through each applicable vesting date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table contains information about our equity compensation plans as of December 31, 2022. As of December 31, 2022, we had three (3) equity compensation plans, each of which was approved by our stockholders: the 2015 Plan, the 2018 Plan, and our 2018 Employee Stock Purchase Plan (the “2018 ESPP”). In connection with our initial public offering in 2018, our 2018 Plan replaced our 2015 Plan. The 2015 Plan continues to govern grants made under that plan as of this date, but no further grants may be made under it.
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,113,122(1)	$21.17(2)	4,667,274(3)
Equity compensation plans not approved by security holders	—	—	—
Total	7,113,122	$21.17	4,667,274(4)

(1)
Consists of (i) 2,314,884 shares to be issued upon exercise of outstanding options under the 2015 Plan as of December 31, 2022, (ii) 4,764,882 shares to be issued upon exercise of outstanding options under the 2018 Plan as of December 31, 2022, and (iii) 33,355 shares to be issued upon vesting of outstanding restricted stock units under the 2018 Plan as of December 31, 2022.

(2)
Consists of the weighted average exercise price of the 7,079,767 stock options outstanding on December 31, 2022.

(3)
Consists of (i) 3,967,274 shares that remained available for future issuance under the 2018 Plan as of December 31, 2022, and (ii) 700,000 shares that remained available for future issuance under the 2018 ESPP as of December 31, 2022. No shares remained available for future issuance under the 2015 Plan as of December 31, 2022.

(4)
The 2018 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2018 Plan to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2019 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2028, equal to the lesser of (A) 4.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors. Pursuant to operation of the evergreen provision, 6,332,107 additional shares of our common stock had been automatically added to the shares reserved for issuance under the 2018 Plan as of December 31, 2022, and an additional 1,746,780 shares of our common stock were automatically added to the shares reserved for issuance under the 2018 Plan on January 1, 2023. The 2018 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2018 ESPP to be added on the first day of each fiscal year, beginning on January 1, 2019 and ending on December 31, 2038, in an amount equal to the lesser of (i) 1,000,000 shares of our common stock, (ii) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as determined by the administrator. No shares our common stock have been automatically added to the shares authorized for issuance under the 2018 ESPP pursuant to this provision as a result of the determination by our Board of Directors, which is the administrator of the 2018 ESPP.

AUDIT COMMITTEE REPORT(1)
The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements that have been included in our most recent Annual Report on Form 10-K.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.
In addition, the Audit Committee has regularly met separately with management and with the independent auditors, and further to the matters specified above, has discussed with the independent auditors the overall scope, plans, and estimated costs of their audit.
Based on the foregoing, the Audit Committee recommended to our Board of Directors, and our Board of Directors approved, the inclusion of the audited financial statements in our most recent Annual Report on Form 10-K for filing with the SEC for the fiscal year ended December 31, 2022. The Audit Committee has also recommended the selection of the Company’s independent auditors for the fiscal year ending December 31, 2023.
Members of the Audit Committee
David N. Gill (Chair)
James I. Healy, M.D.
Johan Wedell-Wedellsborg

(1)
The information contained in this audit committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING
Proposal 1: Election of Three (3) Class II Directors
Our Amended and Restated Certificate of Incorporation provides for a classified board of directors. This means our Board of Directors is divided into three (3) classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one (1) class expires at each annual meeting of the stockholders.
Our Board of Directors currently consists of seven (7) members, divided into three (3) classes as follows:
•
Class I is currently comprised of Dr. Gérard Ber and David. N. Gill each with a term ending at the 2025 annual meeting of stockholders;

•
Class II is currently comprised of James I. Healy, M.D., Ashutosh Tyagi, M.D. and Ms. Laura J. Hamill each with a term ending at the Annual Meeting; and

•
Class III is currently comprised of Thomas Gad and Johan Wedell-Wedellsborg, each with a term ending at the 2024 annual meeting of stockholders.

Our Board of Directors, on the recommendation of our Nominating and Corporate Governance Committee, has nominated James I. Healy, M.D., Ashutosh Tyagi, M.D. and Laura J. Hamill for election as Class II directors at the Annual Meeting, each to hold office until the 2026 annual meeting of stockholders.
Unless otherwise instructed in the proxy, all proxies will be voted “FOR” the election of each of the Class II nominees identified above to hold office until the 2026 annual meeting of stockholders, each such nominee to hold office until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal.
Each of the nominees has indicated his or her willingness to serve as a director, if elected. In the event that any nominee should be unable to serve, discretionary authority is reserved for the named proxy holders to vote for a substitute, or to reduce the number of directors to be elected, or both. We do not expect that any of the nominees will be unable to serve if elected.
A plurality of the combined voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each nominee as a director.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF JAMES I. HEALY, M.D., ASHUTOSH TYAGI, M.D. AND LAURA J. HAMILL, EACH TO SERVE AS CLASS II DIRECTORS.
Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed the firm of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2023. Although stockholder approval of our Audit Committee’s appointment of PwC is not required by law, our Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our Audit Committee will reconsider its appointment of PwC. PwC has no direct or indirect material financial interest in our Company or our subsidiaries. Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.
Audit Fees and Services
The following table sets forth fees billed for professional audit services and other services rendered to us by PwC for the fiscal years ended December 31, 2021 and 2022. All such services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	2022	2021
Audit Fees(1)	$880,000	$955,000
Audit-Related Fees(2)	$5,194	22,000
Tax Fees(3)	$9,813	49,460
All Other Fees(4)	$5,400	6,650
Total Fees	$900,407	$1,033,110

(1)
“Audit Fees” consist of fees for professional services performed by PwC, our independent registered public accounting firm, for the audit of our annual financial statements, including attestation services under Section 404 of the Sarbanes-Oxley Act of 2002 (when required based on the Company’s filer status), the review of interim financial statements, audits that are normally provided by PwC in connection with statutory and regulatory filings and services that are normally provided in connection with registration statements. Registration statement and regulatory filing related fees in 2022 and 2021 totaled $30,000 and $125,000, respectively.

(2)
“Audit-Related Fees” may consist of fees for professional services performed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, including procedures associated with pre-implementation reviews related to system changes.

(3)
“Tax Fees” consist of fees for professional services performed by our independent registered public accounting firm, including tax compliance and certain transfer pricing related services.

(4)
“All Other Fees” include fees for professional services that are appropriately not included in the Audit, Audit-Related, and Tax categories and relate to amounts paid for permissible products and services.

Pre-Approval Policies and Procedures
Our Audit Committee has adopted procedures requiring the pre-approval of all audit and non-audit services performed by our independent registered public accounting firm in order to assure that these services do not impair the auditor’s independence. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is to be reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of our Audit Committee for each engagement of the independent registered public accounting firm to perform other audit-related or other non-audit services. Our Audit Committee does not delegate its responsibility to approve services performed by the independent registered public accounting firm to any member of management.
The standard applied by our Audit Committee, or the Chair of our Audit Committee, in determining whether to grant approval of any type of non-audit service, or of any specific engagement to perform a non-audit service, is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent registered public accounting firm’s independence under guidelines of the SEC and applicable professional standards. Relevant considerations include whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of our financial statements, whether the independent registered public accounting firm would be functioning in the role of management or in an advocacy role, whether the independent registered public accounting firm’s performance of the service would enhance our ability to manage or control risk or improve audit quality, whether such performance would increase efficiency because of the independent registered public accounting firm’s familiarity with our business, personnel, culture, systems, risk profile and other factors, and whether the amount of fees involved, or the non-audit services portion of the total fees payable to the independent registered public accounting firm in the period would tend to reduce the independent registered public accounting firm’s ability to exercise independent judgment in performing the audit.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Proposal 3: A Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers as Disclosed in These Proxy Materials
Under the rules of the SEC, the Company is required to provide its stockholders with the opportunity to cast an advisory vote on the executive compensation program for the Company’s named executive officers (frequently referred to as a “say-on-pay” vote).
At the Company’s annual meeting of stockholders held in 2021, our stockholders voted on an advisory basis for the Company to conduct the say-on pay vote once every year. The Board believes that current best corporate practices and governance trends favor an annual advisory vote as this gives stockholders the opportunity to react promptly to emerging trends in compensation, and give the Board of Directors and the Compensation Committee the opportunity to evaluate compensation decisions in light of yearly feedback from stockholders. The Board of Directors, therefore, has decided to conduct the advisory say-on-pay vote once every year.
The Company’s executive compensation program is intended to attract, motivate and reward the executive talent required to achieve our corporate objectives and increase stockholder value. We believe that our executive compensation program is both competitive and focused on pay for performance principles, and provides an appropriate balance between risk and rewards.
Our executive compensation program is described in the section titled “Compensation of Executive Officers and Directors” related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement.
In particular, the section titled “Compensation of Executive Officers and Directors”, beginning on page 24 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it. Since the vote on this proposal is advisory, it is not binding on the Company. Nonetheless, the Compensation Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions.
Our Board of Directors recommends that you approve the following resolution that will be submitted for a stockholder vote at the 2023 Annual Meeting in support of the Company’s executive compensation program:
RESOLVED, that the stockholders of the Company approve, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to the rules of the SEC, including the section titled “Executive Officer and Director Compensation”, compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION PROGRAM FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE RULES OF THE SEC, INCLUDING THE SECTION TITLED “EXECUTIVE OFFICER AND DIRECTOR COMPENSATION”, COMPENSATION TABLES AND OTHER NARRATIVE EXECUTIVE COMPENSATION DISCLOSURES INCLUDED IN THE PROXY STATEMENT FOR THIS ANNUAL MEETING.

STOCK OWNERSHIP AND REPORTING
Security Ownership of Certain Beneficial Owners and Management
Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common stock as of April 13, 2022 by:
•
each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our common stock;

•
each of our directors and nominees for director as of the date of this Proxy Statement;

•
each of our executive officers as of the date of this Proxy Statement, who served during the year ended December 31, 2022, named in the Summary Compensation table herein, whom, collectively, we refer to as our named executive officers; and

•
all of our executive officers and directors of the date of this Proxy Statement as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Percentage of beneficial ownership is based on 43,677,419 shares of our common stock outstanding as of April 13, 2023. In addition, shares of common stock subject to options or other rights currently exercisable, or exercisable within sixty (60) days of April 13, 2023, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with WG Biotech ApS(1) Rungsted Strandvej 113 DK 2960 Rungsted Kyst, Denmark	4,178,465	9.6%
Entities affiliated with HBM Healthcare Investments (Cayman) Limited(2) Governors Square 23 Lime Tree Bay Avenue PO Box 30852 Grand Cayman, Cayman Islands	3,813,853	8.7%
Entities affiliated with BlackRock, Inc(3) 55 East 52nd Street New York, NY 10055	2,578,776	5.9%
Entities affiliated with Acorn Bioventures(4) 420 Lexington Avenue Suite 2626 New York, NY 10170	2,326,528	5.3%
The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	2,258,254	5.2%
Entities affiliated with Sofinnova Venture Partners X, L.P.(6) 3000 Sand Hill Road Building 4-Suite 250 Menlo Park, CA 94025 Attn: Hooman Shahlavi, Partner & General Counsel	2,194,278	5.0%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Executive Officers and Directors
Thomas Gad(7)	1,439,033	3.2%
Dr. Claus Juan Møller-San Pedro(8)	2,130,807	4.7%
Bo Kruse(9)	1,036,059	2.3%
Susan Smith(10)	33,500	*
Johan Wedell-Wedellsborg(11)	4,307,798	9.8%
Laura J. Hamill(12)	60,444	*
Dr. Gérard Ber(13)	93,333	*
Dr. James I. Healy(14)	2,287,611	5.2%
Dr. Ashutosh Tyagi(15)	92,444	*
David N. Gill(16)	85,333	*
All Current Executive Officers and Directors as a Group (13 persons)(17)	9,988,736	21.5%

*
Represents less than one percent of our outstanding common stock.

(1)
Johan Wedell-Wedellsborg is the majority owner of WG Biotech ApS and as such has sole voting and dispositive power with respect to such shares.

(2)
The amounts shown and the following information were provided by HBM Healthcare Investments (Cayman) Ltd (“HBM”) pursuant to Amendment No. 5 to a Schedule 13G filed with the SEC on February 14, 2023. HBM reports that it has sole voting power and sole dispositive power over 3,813,853 shares.

(3)
The amounts shown and the following information were provided by BlackRock, Inc. (“BlackRock”) pursuant to Amendment No. 2 on a Schedule 13G filed with the SEC on February 1, 2023. BlackRock reports that it has sole voting power over 2,521,096 of these shares and sole dispositive power over 2,578,776 shares.

(4)
The amounts shown and the following information were provided by Acorn Bioventures, L.P.; Acorn Capital Advisors GP, LLC; Acorn Bioventures 2, L.P.; Acorn Capital Advisors GP 2, LLC; and Mr. Anders Hove, pursuant to a Schedule 13G filed with the SEC on April 3, 2022. Acorn Bioventures, L.P. and its general partner Acorn Capital Advisors GP, LLC reported having shared voting and dispositive powers over and be the beneficial owner of 977,142 shares; Acorn Bioventures 2 L.P. and its general partner Acorn Capital Advisors GP 2, LLC reported having shared voting and dispositive powers over and be the beneficial owner of 1,349,386 shares. Mr. Hove reported in his capacity as manager of each of Acorn Capital Advisors GP, LLC and Acorn Capital Advisors GP 2, LLC to may be deemed to beneficially own the shares beneficially owned by each of Acorn Bioventures, L.P. and Acorn Bioventures 2, L.P.

(5)
The amounts shown and the following information were provided by The Vanguard Group — 23-1945930 (“Vanguard”) pursuant to a Schedule 13G filed with the SEC on February 9, 2023. Vanguard reports that it has sole voting power over 0 shares, shared voting power over 63,257 shares sole dispositive power over 2,168,052 shares and shared dispositive power over 90,202 shares.

(6)
The amounts shown and the following information were provided by Sofinnova Venture Partners X, L.P. pursuant to a Schedule 13D filed with the SEC on October 2, 2018 as amended and restated by amendment No. 1 thereto filed with the SEC on February 15, 2022. The voting and investment control of the shares owned by Sofinnova Venture Partners X, L.P. are held by Maha Katabi, Ph.D., CFA and Dr. James I. Healy, the managing members of Sofinnova Management X-A, L.L.C., the General Partner of Sofinnova Management X, L.P., the General Partner of Sofinnova Venture Partners X, L.P.

(7)
Includes (i) 565,032 shares of common stock owned by GAD Enterprises LLC, of which Mr. Gad is the sole member and manager and as such Mr. Gad has sole voting and dispositive power with respect to such shares, (ii) 50,000 shares owned by Mr. Gad outright; (iii) 60,000 shares of common stock owned by Mr. Gad’s children who are deemed to share the same household, and (iv) 764,001 shares of common stock underlying securities that are exercisable as of April 13, 2023 or will become exercisable within 60 days after such date.

(8)
Includes (i) 622,928 shares of common stock owned directly by Dr. Møller and (ii) 1,507,879 shares of common stock underlying securities that are exercisable as of April 13, 2023 or will become exercisable within 60 days after such date.

(9)
Includes (i) 181,077 shares of common stock owned directly by Mr. Kruse and (ii) 854,982 shares of common stock underlying securities that are exercisable as of April 13, 2023 or will become exercisable within 60 days after such date.

(10)
Includes 33,500 shares of common stock underlying securities that are exercisable by Ms. Smith as of April 13, 2023, or will become exercisable within 60 days after such date.

(11)
Includes (i) 4,178,465 shares of common stock owned by WG Biotech ApS in which Mr. Wedell-Wedellsborg is the majority owner and as such has sole voting and dispositive power with respect to such shares and (ii) 129,333 shares of common stock underlying securities that are exercisable as of April 13, 2023, or will become exercisable within 60 days after such date.

(12)
Includes 60,444 shares of common stock underlying securities that are exercisable by Ms. Hamill as of April 13, 2023, or will become exercisable within 60 days after such date.

(13)
Includes 93,333 shares of common stock underlying securities that are exercisable by Dr. Ber as of April 13, 2023, or will become exercisable within 60 days after such date.

(14)
Includes (i) 2,194,278 shares of common stock owned by Sofinnova Venture Partners X, L.P. Dr. Healy is a managing member of Sofinnova Management X-A, L.L.C., the General Partner of Sofinnova Venture Partners X, L.P., and as such has voting and dispositive power over such shares with Maha Katabi, Ph.D., CFA, the other managing member of Sofinnova Management X, L.L.C.; (ii) 25,778 shares owned outright by Dr. Healy; and (iii) 67,555 shares of common stock underlying securities that are owned outright by Dr. Healy and which are exercisable as of April 13, 2023 or will become exercisable within 60 days after such date.

(15)
Includes 92,444 shares of common stock underlying options that are exercisable by Dr. Tyagi as of April 13, 2023, or will become exercisable within 60 days after such date.

(16)
Includes 85,333 shares of common stock underlying securities that are exercisable by Mr. Gill as of April 13, 2023, or will become exercisable within 60 days after such date.

(17)
Includes 2,684,178 shares of common stock underlying securities that are exercisable as of April 13, 2023, or will become exercisable within 60 days after such date.

STOCKHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING
Stockholder Proposals to be Included in Proxy Statement
Pursuant to Rule 14a-8 of the Exchange Act, any stockholder who desires to include a proposal in the proxy statement and form of proxy for our 2024 annual meeting of stockholders must deliver the proposal to our principal executive offices no later than January 2, 2024, which is the first business day that is at least 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2024 annual meeting of stockholders is changed by more than 30 days from the anniversary of this Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. Any stockholder who intends to present a proposal at our 2024 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act.
Stockholder Proposals Not Included in Proxy Statement
In addition, our amended and restated by-laws establish an advance notice procedure for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders (including director nominations) intended to be presented at the 2024 annual meeting of stockholders but not included in the proxy statement by March 10, 2024, but not before February 9, 2024, which is not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting immediately preceding such annual meeting. However, if the date of such annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by our Board of Directors for the 2024 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our by-laws which also specify requirements as to the form and content of a stockholder’s notice. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our 2024 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Any proposals, notices or information about proposed director candidates should be sent to Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169.
OTHER MATTERS
As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.
Notice and Access
We are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our Annual Report. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this proxy statement, our Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically.

Householding of Annual Meeting Materials
Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2022 annual report to stockholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to you if you write or call us at Y-mAbs Therapeutics, Inc., Attention: Secretary, 230 Park Avenue, Suite 3350, New York, New York 10169, Telephone No. (646) 885-8505. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.
ADDITIONAL INFORMATION
Annual Report on Form 10-K
You may obtain copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, without charge by writing to the Secretary, Y-mAbs Therapeutics, Inc., 230 Park Avenue, Suite 3350, New York, New York 10169. You can also find our Annual Report on our website at https://ir.ymabs.com/financial-information/annual-reports.

Y-MABS THERAPEUTICS, INC.Proxy of Annual Meeting of Stockholders on June 8, 2023 Solicited on Behalf of the Board of DirectorsThe undersigned appoint(s) Thomas Gad and Sune Reinholth Nyland, or either of them, as attorney with full power of substitution and revocation, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Y-mAbs Therapeutics, Inc., as indicated on the proposals referred to on the reverse side hereof at the annual meeting of its stockholders to be held at 10:00 a.m. Eastern Time on June 8, 2023, and at any adjournments thereof, and in their or his or her discretion upon any other matter which may properly come before said meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are made, this proxy will be voted in accordance with the Board of Directors’ recommendations FOR the election of each of the director nominees, and FOR Proposals 2 and 3.(Continued and to be signed on the reverse side)

2023 ANNUAL MEETING OF STOCKHOLDERS OFY-MABS THERAPEUTICS, INC.June 8, 2023GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The notice of meeting, proxy statement, proxy card and annual report to shareholders are available at http://www.astproxyportal.com/ast/22412Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided20330300000000001000 2060823 HE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE: x 1.Election of Directors:FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEES NOMINEES:O James I. Healy, M.D. O Ashutosh Tyagi, M.D. O Laura J. Hamill 2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.3.To approve, on a non-binding advisory vote basis, the compensation of the Company’s named executive officers. FOR AGAINST ABSTAINFOR AGAINST ABSTAIN FOR ALL EXCEPT(See instructions below) THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS, AND “FOR” ITEMS 2 AND 3. THE PROXIES ARE ALSO AUTHORIZED TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY Signature of StockholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2023 ANNUAL MEETING OF STOCKHOLDERS OFY-MABS THERAPEUTICS, INC.June 8, 2023INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in theUnited States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. Your vote must be received by 11:59 p.m. Eastern Time the date before the meeting to be counted.VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/257688918 (password: ymabs2023) and be sure to have available the control number, which appears under Account Number on this card.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.20330300000000001000 2060823THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOW HERE:1. Election of Directors:FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEES NOMINEES:O James I. Healy, M.D. O Ashutosh Tyagi, M.D. O Laura J. Hamill 2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023.3.To approve, on a non-binding advisory vote basis, the compensation of the Company’s named executive officers. FOR AGAINST ABSTAINFOR AGAINST ABSTAIN FOR ALL EXCEPT(See instructions below) THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS, AND “FOR” ITEMS 2 AND 3. THE PROXIES ARE ALSO AUTHORIZED TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING VIRTUALLY.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.